INVESTOR FINANCIAL SUPPLEMENT
MARCH 31, 2006

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Address:
690 Asylum Avenue
Hartford, CT 06105
Internet address:
http://www.thehartford.com
Contacts:
Kimberly Johnson
Vice President
Investor Relations
Phone (860) 547-6781
Greg Schroeter
Assistant Vice President
Investor Relations
Phone (860) 547-9140
Margaret Mann
Program Assistant
Investor Relations
Phone (860) 547-3800
As of April 26, 2006

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A+	AA	AA-	Aa3
Hartford Life Insurance Company	A+	AA	AA-	Aa3
Hartford Life & Accident	A+	AA	AA-	Aa3
Hartford Life Group Insurance Company	A+	AA	—	—
Hartford Life & Annuity	A+	AA	AA-	Aa3
Hartford Life Insurance KK	—	—	AA-	—
Hartford Life Limited (IRL)	—	—	AA-	—
Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	a-	A	A-	A3
Commercial paper	AMB-2	F1	A-2	P-2
Hartford Life, Inc.:
Senior debt	a-	A	A-	A3
Commercial paper	AMB-1	F1	A-2	P-2
TRANSFER AGENT
The Bank of New York
Shareholder Relations Department — 12E
P.O. Box 11258
Church Street Station
New York, NY 10286
1 (800) 254-2823
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION

•	All amounts are in millions, except for per share and ratio information unless otherwise stated.

•	Life is organized into six reportable operating segments: Retail Products Group, Retirement Plans, Institutional Solutions Group, Individual Life, Group Benefits and International. Life also includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reportable operating segments; net realized capital gains and losses on fixed maturity sales generated from movements in interest rates, less amortization of those gains or losses back to the reportable segments; net realized capital gains and losses generated from credit related events, less a credit risk fee charged to the reportable segments; net realized capital gains and losses from non-qualifying derivative strategies (including embedded derivatives) other than the net periodic coupon settlements on credit derivatives and the net periodic coupon settlements on the cross currency swap used to economically hedge currency and interest rate risk generated from sales of the Life’s yen based fixed annuity, which are allocated to the reportable segments; the mark-to-market adjustment for the equity securities held for trading reported in net investment income and the related change in interest credited reported as a component of benefits, claims and claim adjustment expenses since these items are not considered by Life’s chief operating decision maker in evaluating the International results of operations; and intersegment eliminations.

•	Property & Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the underwriting results of the Business Insurance, Personal Lines and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company’s asbestos and environmental exposures. The profitability of the Business Insurance, Personal Lines and Specialty Commercial segments are evaluated primarily based on underwriting results. The Company allocates income and expense items not directly attributed to the underwriting segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes, to Ongoing Operations and Other Operations, respectively. The profitability of Ongoing Operations and the Other Operations segment is evaluated based on net income.

•	Corporate primarily includes all of the Company’s debt financing and related interest expense, as well as certain capital raising and certain purchase accounting adjustment activities.

•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate trends in The Hartford’s current business. These measures include sales, net flows, account value, insurance in-force and premium renewal retention. Premium renewal retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of claims and claim adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, claims and claim adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and minimum pension liability adjustment.

•	Assets under management is an internal performance measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall, correspondingly, in the level of assets under management.

•	Investment yield, before- or after-tax, is calculated by dividing before- or after-tax, respectively, annualized net investment income (excluding net realized capital gains (losses) and change in fair value of trading securities) by average invested assets at cost (fixed maturities at amortized cost, excluding trading securities).

•	Certain reclassifications have been made to the prior periods to conform to the March 31, 2006 presentation.

•	NM — Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.
 i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES

•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•	The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Company believes the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because core earnings excludes the cumulative effect of accounting changes and the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs) that tend to be highly variable from period to period based on capital market conditions. Core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap because these net realized gains and losses are directly related to an offsetting item included in the income statement, such as net investment income. Net income is the most directly comparable GAAP measure. A reconciliation of net income to core earnings for the periods presented herein is set forth on page C-7. Core earnings per share is calculated based on a non-GAAP financial measure. Net income per share is the most directly comparable GAAP measure. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page C-7.

•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s property-casualty operations. Because written premiums represents the amount of premium charged for policies issued during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property-casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for the periods presented herein is set forth at page PC-2.

•	The profitability of the Business Insurance, Personal Lines and Specialty Commercial underwriting segments is evaluated by The Hartford’s management primarily based upon underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred claims, claim adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. Underwriting results is also presented for Ongoing Operations, Other Operations and total Property & Casualty. A reconciliation of underwriting results to net income for total Property & Casualty, Ongoing Operations and Other Operations is set forth on pages PC-2, PC-3 and PC-13, respectively.

•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or claims and claim adjustment reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

•	Underwriting results before catastrophes and prior year development is a non-GAAP financial measure because it excludes the effects of catastrophes, prior year development and the reduction in earned premiums relating to retrospectively rated policies. The Company believes that this measure is useful to investors as an additional measure of Property & Casualty’s current operations, because it excludes the effect of items relating to prior periods. Net income is the most directly comparable GAAP measure. A reconciliation of the adjusted underwriting results to underwriting results and net income for the period presented herein is set forth on page C-2a.

•	Book value per share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders’ equity excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items which typically fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure. A reconciliation of book value per share to book value per share excluding AOCI for the periods presented herein is set forth at page C-1.

•	The Hartford provides several different measures of the return on equity (“ROE”) of the Company. Two return-on-equity measures, ROE (core earnings last twelve months to equity excluding AOCI) and ROE (core earnings, before tax related items, last twelve months to equity excluding AOCI), are calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to equity excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average stockholders’ equity excluding AOCI. ROE (core earnings, before tax related items, last twelve months to equity excluding AOCI) is calculated by dividing (a) core earnings, before tax related items, for the prior four fiscal quarters by (b) average stockholders’ equity excluding AOCI. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to equity including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to equity including AOCI) is set forth at page C-9.
 ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

						Year Over
	THREE MONTHS ENDED					Year		Sequential
	Mar. 31,	June 30,	Sept 30,	Dec. 31,	Mar. 31,	3 Month		3 Month
	2005	2005	2005	2005	2006	Change		Change
HIGHLIGHTS
Net income	$666	$602	$539	$467	$728	9%		56%
Core earnings	$582	$606	$556	$498	$797	37%		60%
Total revenues	$6,002	$6,064	$7,307	$7,710	$6,543	9%		(15%)
Total assets	$261,420	$268,382	$280,465	$285,557	$295,375	13%		3%
Total assets under management [1]	$293,311	$302,625	$315,871	$322,972	$336,484	15%		4%

PER SHARE AND SHARES DATA
Basic earnings per share
Net income	$2.26	$2.03	$1.80	$1.55	$2.41	7%		55%
Core earnings	$1.97	$2.04	$1.86	$1.66	$2.64	34%		59%
Diluted earnings per share
Net income	$2.21	$1.98	$1.76	$1.51	$2.34	6%		55%
Core earnings	$1.93	$1.99	$1.81	$1.61	$2.56	33%		59%
Weighted average common shares outstanding (basic)	294.8	297.1	299.2	300.7	302.2	7.4	sh	1.5	sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	301.3	303.9	307.0	310.0	310.9	9.6	sh	0.9	sh
Common shares outstanding	296.5	298.7	300.1	302.2	303.0	6.5	sh	0.8	sh
Book value per share	$47.93	$52.19	$51.02	$50.71	$50.86	6%		—
Per share impact of AOCI	$2.33	$4.75	$1.98	$0.30	$(1.51)	NM		NM
Book value per share (excluding AOCI)	$45.60	$47.44	$49.04	$50.41	$52.37	15%		4%

FINANCIAL RATIOS
ROE (net income last 12 months to equity including AOCI) [2]	16.0%	17.1%	16.8%	15.4%	15.8%	(0.2)		0.4
ROE (core earnings last 12 months to equity excluding AOCI) [2]	16.5%	17.4%	17.4%	16.0%	16.7%	0.2		0.7
ROE (core earnings, before tax related items, last 12 months to equity excluding AOCI) [2]	14.8%	15.7%	17.4%	16.0%	16.7%	1.9		0.7
Debt to capitalization including AOCI	25.7%	23.1%	23.4%	23.7%	23.6%	(2.1)		(0.1)
Investment yield, after-tax	3.9%	3.8%	4.0%	3.9%	3.9%	—		—
Ongoing Property & Casualty GAAP combined ratio	88.6	87.0	97.9	99.2	88.8	(0.2)		10.4

[1]	Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-5).

[2]	See page C-9 for a computation of return-on-equity measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	June 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
LIFE
Retail Products Group
Individual Annuity	$136	$141	$158	$183	$160	18%	(13%)
Other Retail [1]	12	(14)	14	(8)	16	33%	NM

Total Retail Products Group	148	127	172	175	176	19%	1%
Retirement Plans	17	17	20	21	21	24%	—
Institutional Solutions Group	21	21	24	22	22	5%	—
Individual Life	39	39	45	43	45	15%	5%
Group Benefits	59	64	68	81	68	15%	(16%)
International	14	21	28	33	46	NM	39%
Other [2] [3] [4]	(61)	(9)	7	(56)	40	NM	NM

Total Life core earnings	$237	$280	$364	$319	$418	76%	31%

PROPERTY & CASUALTY
Ongoing Operations
Ongoing Operations Underwriting Results
Business Insurance	$118	$141	$125	$12	$134	14%	NM
Personal Lines	127	188	71	74	106	(17%)	43%
Specialty Commercial	40	5	(143)	(67)	47	18%	NM

Total Ongoing Operations underwriting results	285	334	53	19	287	1%	NM
Net servicing income	13	15	12	9	18	38%	100%
Net investment income	260	258	279	285	291	12%	2%
Other expenses	(59)	(37)	(50)	(56)	(53)	10%	5%
Income tax expense	(149)	(178)	(77)	(63)	(157)	(5%)	(149%)

Ongoing Operations core earnings	$350	$392	$217	$194	$386	10%	99%

Other Operations core earnings	$36	$(23)	$15	$26	$35	(3%)	35%

Total Property & Casualty core earnings	$386	$369	$232	$220	$421	9%	91%

CORPORATE
Total Corporate core earnings	$(41)	$(43)	$(40)	$(41)	$(42)	(2%)	(2%)

CONSOLIDATED
Core earnings	$582	$606	$556	$498	$797	37%	60%
Add: Net realized capital gains (losses), after-tax [5]	84	(4)	(17)	(31)	(69)	NM	(123%)

Net income	$666	$602	$539	$467	$728	9%	56%

PER SHARE DATA [6]
Diluted earnings per share
Core earnings	$1.93	$1.99	$1.81	$1.61	$2.56	33%	59%
Net income	$2.21	$1.98	$1.76	$1.51	$2.34	6%	55%

[1]	Included in the three months ended June 30, 2005 is an expense of $24, after-tax, which is an estimate of the termination value of a provision of an agreement with a mutual fund distribution partner. In addition, the three months ended December 31, 2005 included an expense of $22, after-tax, representing the final settlement of this matter.

[2]	Includes charges of (i) $66, after-tax, for the three months ended March 31, 2005, (ii) $36, after-tax, for the three months ended December 31, 2005, and (iii) $7, after-tax, for the three months ended March 31, 2006, to reserve for investigations by the SEC and New York Attorney General’s Office related to market timing, by the SEC related to directed brokerage, and by the New York Attorney General’s Office and the Connecticut Attorney General’s Office related to single premium group annuities.

[3]	Included in the three months ended December 31, 2005 is an expense of $18, after-tax, which is related to settlement of certain annuity contracts.

[4]	Included in the three months ended March 31, 2006 is a $34, after-tax, benefit due to a reduction in reserves related to leveraged corporate owned life insurance products following the favorable outcome of several cases during the first quarter of 2006.

[5]	Includes those net realized capital gains not included in core earnings. See page C-8 for further analysis.

[6]	See page C-7 for reconciliation of net income to core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF OPERATING RESULTS BY SEGMENT

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	June 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
LIFE
Retail Products Group
Individual Annuity	$136	$141	$158	$183	$160	18%	(13%)
Other Retail [1]	12	(14)	14	(8)	16	33%	NM

Total Retail Products Group	148	127	172	175	176	19%	1%
Retirement Plans	17	17	20	21	21	24%	—
Institutional Solutions Group	21	21	24	22	22	5%	—
Individual Life	39	39	45	43	45	15%	5%
Group Benefits	59	64	68	81	68	15%	(16%)
International	14	21	28	33	46	NM	39%
Other [2] [3] [4]	(61)	(9)	7	(56)	40	NM	NM

Total Life core earnings	$237	$280	$364	$319	$418	76%	31%

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results Before Catastrophe Impacts and Prior Year Development:
Business Insurance	135	140	147	101	159	18%	57%
Personal Lines	134	115	146	99	143	7%	44%
Specialty Commercial	55	42	25	12	20	(64%)	67%

Total Ongoing Operations underwriting results before catastrophe impacts and prior year development [5]	324	297	318	212	322	(1%)	52%
Catastrophe impacts, excluding prior year development [6]	(33)	(37)	(222)	(132)	(41)	(24%)	69%
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	(13)	(8)	7	—	18	NM	NM
Other loss and loss adjustment expenses	7	82	(50)	(61)	(12)	NM	80%

Total Ongoing Operations underwriting results	285	334	53	19	287	1%	NM
Net servicing income	13	15	12	9	18	38%	100%
Net investment income	260	258	279	285	291	12%	2%
Other expenses	(59)	(37)	(50)	(56)	(53)	10%	5%
Income tax expense	(149)	(178)	(77)	(63)	(157)	(5%)	(149%)

Ongoing Operations core earnings	$350	$392	$217	$194	$386	10%	99%

Other Operations core earnings	$36	$(23)	$15	$26	$35	(3%)	35%

Total Property & Casualty core earnings	$386	$369	$232	$220	$421	9%	91%

CORPORATE
Total Corporate core earnings	$(41)	$(43)	$(40)	$(41)	$(42)	(2%)	(2%)

CONSOLIDATED
Core earnings	$582	$606	$556	$498	$797	37%	60%
Add: Net realized capital gains (losses), after-tax [7]	84	(4)	(17)	(31)	(69)	NM	(123%)

Net income	$666	$602	$539	$467	$728	9%	56%

[1]	Included in the three months ended June 30, 2005 is an expense of $24, after-tax, which is an estimate of the termination value of a provision of an agreement with a mutual fund distribution partner. In addition, the three months ended December 31, 2005 included an expense of $22, after-tax, representing the final settlement of this matter.

[2]	Includes charges of (i) $66, after-tax, for the three months ended March 31, 2005, (ii) $36, after-tax, for the three months ended December 31, 2005, and (iii) $7, after-tax, for the three months ended March 31, 2006, to reserve for investigations by the SEC and New York Attorney General’s Office related to market timing, by the SEC related to directed brokerage, and by the New York Attorney General’s Office and the Connecticut Attorney General’s Office related to single premium group annuities.

[3]	Included in the three months ended December 31, 2005 is an expense of $18, after-tax, which is related to settlement of certain annuity contracts.

[4]	Included in the three months ended March 31, 2006 is a $34, after-tax, benefit due to a reduction in reserves related to leveraged corporate owned life insurance products following the favorable outcome of several cases during the first quarter of 2006.

[5]	The three months ended June 30, 2005 included a Citizens’ assessment of $15 ($8 in Business Insurance and $7 in Personal Lines) related to the third quarter 2004 hurricanes. The three months ended December 31, 2005 included a Citizens’ assessment of $49 ($25 in Business Insurance and $24 in Personal Lines) related to the third and fourth quarter 2005 hurricanes.

[6]	Catastrophe impacts included catastrophe losses and catastrophe treaty reinstatement premium. Catastrophe impacts for the three months ended September 30, 2005 included reinstatement premium of $60 and losses of $140 from Hurricanes Katrina and Rita. Catastrophe impacts for the three months ended December 31, 2005 included reinstatement premium of $13 and losses of $132 from Hurricane Wilma.

[7]	Includes those net realized capital gains not included in core earnings. See page C-8 for further analysis.

C-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2006 AND 2005

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2006	2005	Change	2006	2005	Change	2006	2005	Change	2006	2005	Change
Earned premiums	$1,273	$999	27%	$2,566	$2,507	2%	$—	$—	—	$3,839	$3,506	9%
Fee income	1,118	950	18%	—	—	—	3	2	50%	1,121	952	18%
Net investment income
Securities available-for-sale and other	766	729	5%	357	337	6%	4	6	(33%)	1,127	1,072	5%
Equity securities held for trading [1]	454	221	105%	—	—	—	—	—	—	454	221	105%

Total net investment income	1,220	950	28%	357	337	6%	4	6	(33%)	1,581	1,293	22%
Other revenues	—	—	—	123	112	10%	—	—	—	123	112	10%
Net realized capital gains (losses)	(126)	92	NM	5	48	(90%)	—	(1)	100%	(121)	139	NM

Total revenues	3,485	2,991	17%	3,051	3,004	2%	7	7	—	6,543	6,002	9%

Benefits, claims and claim adjustment expenses [1]	2,138	1,739	23%	1,641	1,614	2%	—	2	(100%)	3,779	3,355	13%
Amortization of deferred policy acquisition costs and present value of future profits	299	291	3%	518	492	5%	—	—	—	817	783	4%
Insurance operating costs and expenses	586	571	3%	141	144	(2%)	—	—	—	727	715	2%
Interest expense	—	—	—	—	—	—	66	63	5%	66	63	5%
Other expenses	7	6	17%	157	159	(1%)	6	7	(14%)	170	172	(1%)

Total benefits and expenses	3,030	2,607	16%	2,457	2,409	2%	72	72	—	5,559	5,088	9%

Income (loss) before income taxes	455	384	18%	594	595	—	(65)	(65)	—	984	914	8%

Income tax expense (benefit)	109	93	17%	170	178	(4%)	(23)	(23)	—	256	248	3%

Net income (loss)	346	291	19%	424	417	2%	(42)	(42)	—	728	666	9%

Less: Net realized capital gains (losses), after-tax	(72)	54	NM	3	31	(90%)	—	(1)	100%	(69)	84	NM

Core earnings	$418	$237	76%	$421	$386	9%	$(42)	$(41)	(2%)	$797	$582	37%

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, claims and claim adjustment expenses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF MARCH 31, 2006 AND DECEMBER 31, 2005

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	Mar. 31,	Dec. 31,		Mar. 31,	Dec. 31,		Mar. 31,	Dec. 31,		Mar. 31,	Dec. 31,
	2006	2005	Change	2006	2005	Change	2006	2005	Change	2006	2005	Change
Investments
Fixed maturities, available-for-sale, at fair value	$50,571	$50,812	—	$24,984	$25,330	(1%)	$164	$298	(45%)	$75,719	$76,440	(1%)
Equity securities, trading, at fair value	26,057	24,034	8%	—	—	—	—	—	—	26,057	24,034	8%
Equity securities, available-for-sale, at fair value	820	800	3%	719	661	9%	—	—	—	1,539	1,461	5%
Policy loans, at outstanding balance	2,007	2,016	—	—	—	—	—	—	—	2,007	2,016	—
Mortgage loans on real estate	1,920	1,513	27%	225	218	3%	—	—	—	2,145	1,731	24%
Other investments	640	609	5%	712	644	11%	—	—	—	1,352	1,253	8%

Total investments	82,015	79,784	3%	26,640	26,853	(1%)	164	298	(45%)	108,819	106,935	2%
Cash	1,104	1,001	10%	290	272	7%	—	—	—	1,394	1,273	10%
Premiums receivable and agents’ balances	408	426	(4%)	3,321	3,308	—	—	—	—	3,729	3,734	—
Reinsurance recoverables	805	800	1%	5,261	5,560	(5%)	—	—	—	6,066	6,360	(5%)
Deferred policy acquisition costs and present value of future profits	9,048	8,567	6%	1,150	1,134	1%	1	1	—	10,199	9,702	5%
Deferred income taxes	(414)	(559)	26%	984	904	9%	314	330	(5%)	884	675	31%
Goodwill	796	796	—	152	152	—	772	772	—	1,720	1,720	—
Property and equipment, net	206	198	4%	485	485	—	—	—	—	691	683	1%
Other assets	1,762	1,932	(9%)	1,624	1,614	1%	68	54	26%	3,454	3,600	(4%)
Separate account assets	158,419	150,875	5%	—	—	—	—	—	—	158,419	150,875	5%

Total assets	$254,149	$243,820	4%	$39,907	$40,282	(1%)	$1,319	$1,455	(9%)	$295,375	$285,557	3%

Future policy benefits, unpaid claims and claim adjustment expenses	$13,163	$12,987	1%	$21,974	$22,266	(1%)	$—	$—	—	$35,137	$35,253	—
Other policyholder funds and benefits payable	66,602	64,452	3%	—	—	—	—	—	—	66,602	64,452	3%
Unearned premiums	70	69	1%	5,607	5,502	2%	(5)	(5)	—	5,672	5,566	2%
Debt [1]	—	—	—	—	—	—	4,766	4,767	—	4,766	4,767	—
Other liabilities	5,641	5,165	9%	3,492	3,865	(10%)	236	289	(18%)	9,369	9,319	1%
Separate account liabilities	158,419	150,875	5%	—	—	—	—	—	—	158,419	150,875	5%

Total liabilities	243,895	233,548	4%	31,073	31,633	(2%)	4,997	5,051	(1%)	279,965	270,232	4%

Equity excluding AOCI, net of tax	10,175	9,879	3%	8,816	8,398	5%	(3,124)	(3,042)	(3%)	15,867	15,235	4%
AOCI, net of tax	79	393	(80%)	18	251	(93%)	(554)	(554)	—	(457)	90	NM

Total stockholders’ equity	10,254	10,272	—	8,834	8,649	2%	(3,678)	(3,596)	(2%)	15,410	15,325	1%

Total liabilities and stockholders’ equity	$254,149	$243,820	4%	$39,907	$40,282	(1%)	$1,319	$1,455	(9%)	$295,375	$285,557	3%

[1]	Includes junior subordinated debentures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over
						Year	Sequential
	Mar. 31,	June 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt)	$622	$620	$620	$719	$721	16%	—
Senior notes	2,581	2,336	2,336	2,337	2,337	(9%)	—

Subtotal	3,203	2,956	2,956	3,056	3,058	(5%)	—

Equity unit notes	1,020	1,020	1,020	1,020	1,020	—	—
Junior subordinated debentures	699	705	697	691	688	(2%)	—

Total debt	$4,922	$4,681	$4,673	$4,767	$4,766	(3%)	—

STOCKHOLDERS’ EQUITY
Equity excluding AOCI, net of tax	$13,521	$14,171	$14,717	$15,235	$15,867	17%	4%
AOCI, net of tax	690	1,419	593	90	(457)	NM	NM

Total stockholders’ equity	$14,211	$15,590	$15,310	$15,325	$15,410	8%	1%

CAPITALIZATION
Total capitalization including AOCI, net of tax	$19,133	$20,271	$19,983	$20,092	$20,176	5%	—

Total capitalization excluding AOCI, net of tax	$18,443	$18,852	$19,390	$20,002	$20,633	12%	3%

DEBT TO CAPITALIZATION RATIOS
Ratios Including AOCI
Total debt to capitalization	25.7%	23.1%	23.4%	23.7%	23.6%	(2.1)	(0.1)

Debt (excluding 75% of equity unit notes) to capitalization [1]	21.7%	19.3%	19.6%	19.9%	19.8%	(1.9)	(0.1)
Debt (excluding equity unit notes and junior subordinated debentures) to capitalization	16.7%	14.6%	14.8%	15.2%	15.2%	(1.5)	—
Ratios Excluding AOCI
Total debt to capitalization	26.7%	24.8%	24.1%	23.8%	23.1%	(3.6)	(0.7)
Debt (excluding 75% of equity unit notes) to capitalization [1]	22.5%	20.8%	20.2%	20.0%	19.4%	(3.1)	(0.6)
Debt (excluding equity unit notes and junior subordinated debentures) to capitalization	17.4%	15.7%	15.2%	15.3%	14.8%	(2.6)	(0.5)

[1]	Reflects the treatment of equity units by certain rating agencies in the leverage calculation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME

		PROPERTY &
	LIFE	CASUALTY	CORPORATE	CONSOLIDATED
As of March 31, 2006
Fixed maturities unrealized gain	$320	$86	$—	$406
Equities unrealized gain	12	76	—	88
Net deferred loss on cash-flow hedging instruments	(186)	(12)	—	(198)

Total unrealized gain	146	150	—	296
Foreign currency translation adjustments	(67)	(66)	—	(133)
Minimum pension liability adjustment	—	(66)	(554)	(620)

Total accumulated other comprehensive income (loss)	$79	$18	$(554)	$(457)

As of December 31, 2005
Fixed maturities unrealized gain	$555	$323	$—	$878
Equities unrealized gain	18	73	—	91
Net deferred loss on cash-flow hedging instruments	(101)	(9)	—	(110)

Total unrealized gain	472	387	—	859
Foreign currency translation adjustments	(79)	(70)	—	(149)
Minimum pension liability adjustment	—	(66)	(554)	(620)

Total accumulated other comprehensive income (loss)	$393	$251	$(554)	$90

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE

	THREE MONTHS ENDED
	Mar. 31,	June 30,	Sept. 30,	Dec. 31,	Mar. 31,
	2005	2005	2005	2005	2006
Numerator:
Net income	$666	$602	$539	$467	$728
Less: Net realized capital gains (losses), after-tax	84	(4)	(17)	(31)	(69)

Core earnings	582	606	556	498	797

Denominator:
Weighted average common shares outstanding (basic)	294.8	297.1	299.2	300.7	302.2
Dilutive effect of equity units	3.2	3.7	4.6	5.5	5.7
Dilutive effect of stock compensation	3.3	3.1	3.2	3.8	3.0

Weighted average common shares outstanding and dilutive potential common shares (diluted)	301.3	303.9	307.0	310.0	310.9

Basic earnings per share
Net income	$2.26	$2.03	$1.80	$1.55	$2.41
Less: Net realized capital gains (losses), after-tax	0.29	(0.01)	(0.06)	(0.11)	(0.23)

Core earnings	1.97	2.04	1.86	1.66	2.64

Diluted earnings per share
Net income	$2.21	$1.98	$1.76	$1.51	$2.34
Less: Net realized capital gains (losses), after-tax	0.28	(0.01)	(0.05)	(0.10)	(0.22)

Core earnings	1.93	1.99	1.81	1.61	2.56

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS AND LOSSES
THREE MONTHS ENDED MARCH 31, 2006 AND 2005
THREE MONTHS ENDED MARCH 31, 2006 AND 2005

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2006	2005	Change	2006	2005	Change	2006	2005	Change	2006	2005	Change
Net Realized Capital Gains (Losses) Excluded from Core Earnings, Before Tax and DAC
Net gains (losses) on sales	$(18)	$50	NM	$3	$43	(93%)	$—	$—	—	$(15)	$93	NM
Impairments	(9)	(1)	NM	(14)	—	NM	—	—	—	(23)	(1)	NM
Japanese fixed annuity, net [1]	(44)	36	NM	—	—	—	—	—	—	(44)	36	NM
GMWB derivatives, net [2]	(13)	7	NM	—	—	—	—	—	—	(13)	7	NM
Other	(28)	4	NM	16	5	NM	—	(1)	100%	(12)	8	NM

Total net realized capital gains (losses) excluded from core earnings, before tax and DAC	(112)	96	NM	5	48	(90%)	—	(1)	100%	(107)	143	NM

Impacts of tax and deferred policy acquisition costs (“DAC”)	40	(42)	NM	(2)	(17)	88%	—	—	—	38	(59)	NM

Total net realized capital gains (losses) excluded from core earnings, after tax and DAC	$(72)	$54	NM	$3	$31	(90%)	$—	$(1)	100%	$(69)	$84	NM

Reconciliation of Net Realized Capital Gains (Losses) Excluded from Core Earnings to Total Net Realized Capital Gains (Losses) — Before-Tax
Total net realized capital gains (losses) excluded from core earnings	$(112)	$96	NM	$5	$48	(90%)	$—	$(1)	100%	$(107)	$143	NM
Total net realized capital gains (losses) included in core earnings	(14)	(4)	NM	—	—	—	—	—	—	(14)	(4)	NM

Total net realized capital gains (losses)	$(126)	$92	NM	$5	$48	(90%)	$—	$(1)	100%	$(121)	$139	NM

[1]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized gain of $48 would have been recognized as an offset to this amount in the three months ended March 31, 2006.

[2]	Item represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	Mar. 31,	June 30,	Sept. 30,	Dec. 31,	Mar. 31,
	2005	2005	2005	2005	2006
Numerator [1]:
Net income — last 12 months	$2,213	$2,382	$2,427	$2,274	$2,336
Core earnings — last 12 months	$2,054	$2,253	$2,341	$2,242	$2,457
Core earnings, before tax related items — last 12 months	$1,838	$2,037	$2,341	$2,242	$2,457

Denominator [2]:
Average equity, including AOCI	13,874.0	13,932.5	14,480.0	14,781.5	14,810.5
Less: Average AOCI	1,429.0	949.5	1,001.5	757.5	116.5

Average equity, excluding AOCI	12,445.0	12,983.0	13,478.5	14,024.0	14,694.0

ROE (net income last 12 months to equity including AOCI)	16.0%	17.1%	16.8%	15.4%	15.8%
ROE (core earnings last 12 months to equity excluding AOCI)	16.5%	17.4%	17.4%	16.0%	16.7%
ROE (core earnings, before tax related items last 12 months to equity excluding AOCI) [1]	14.8%	15.7%	17.4%	16.0%	16.7%

[1]	For a reconciliation of net income to core earnings, see page C-7.

[2]	Average equity is calculated by taking the sum of equity at the beginning of the twelve month period and equity at the end of the twelve month period and dividing by 2.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEIGHTED AVERAGE SHARE ANALYSIS

	Three Months Ended			Twelve Months Ended			Twelve Months Ended
	March 31, 2006			December 31, 2006			December 31, 2007
	Stock		Diluted weighted	Stock		Diluted weighted	Stock		Diluted weighted
Average share	compensation	Equity units	average common	compensation	Equity units	average common	compensation	Equity units	average common
price	dilution	dilution	shares [1]	dilution	dilution	shares [1,2]	dilution	dilution	shares [1,2]
$60.00	1.2	0.9	304.3	1.2	0.9	309.6	1.2	—	321.3
$65.00	1.5	2.2	305.9	1.5	1.8	310.8	1.5	—	321.6
$70.00	2.0	3.3	307.4	2.0	2.5	312.0	2.0	—	322.1
$75.00	2.4	4.3	308.9	2.4	3.2	313.1	2.4	—	322.5
$80.00	2.8	5.1	310.1	2.8	3.8	314.1	2.8	—	322.9
$83.60 [3]	3.1	5.7	310.9	3.1	4.1	314.7	3.1	—	323.2
$85.00	3.2	5.9	311.2	3.2	4.3	315.0	3.2	—	323.3
$90.00	3.5	6.5	312.2	3.5	4.7	315.7	3.5	—	323.6
$95.00	3.8	7.1	313.1	3.8	5.1	316.4	3.8	—	323.9
$100.00	4.0	7.7	313.9	4.0	5.5	317.0	4.0	—	324.1

[1]	Based on weighted average common shares outstanding (basic) at March 31, 2006 of 302.2 million.

[2]	Reflects mandatory exercise of the purchase contracts which, combined with the equity unit notes, constitute the equity units. The purchase contracts obligate the holders to purchase 17.9 million common shares of The Hartford (12.13 million and 5.73 million in August and November 2006, respectively). All other items held constant.

[3]	Represents the three months ended March 31, 2006 average share price.

LIFE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
REVENUES
Retail Products Group
Individual Annuity	$672	$681	$682	$683	$697	4%	2%
Other Retail	118	118	128	133	153	30%	15%

Total Retail Products Group	790	799	810	816	850	8%	4%
Retirement Plans	113	117	118	122	137	21%	12%
Institutional Solutions Group	299	340	358	423	518	73%	22%
Individual Life	262	259	278	280	271	3%	(3%)
Group Benefits	1,046	1,048	1,049	1,066	1,132	8%	6%
International	104	111	141	168	180	73%	7%
Other	156	57	62	(16)	(57)	NM	NM

Total revenues before net investment income on equity securities held for trading	2,770	2,731	2,816	2,859	3,031	9%	6%

Net investment income on equity securities held for trading [1]	221	303	1,500	1,823	454	105%	(75%)

Total revenues	$2,991	$3,034	$4,316	$4,682	$3,485	17%	(26%)

CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity	$136	$141	$158	$183	$160	18%	(13%)
Other Retail [2]	12	(14)	14	(8)	16	33%	NM

Total Retail Products Group	148	127	172	175	176	19%	1%

Retirement Plans	17	17	20	21	21	24%	—
Institutional Solutions Group	21	21	24	22	22	5%	—
Individual Life	39	39	45	43	45	15%	5%
Group Benefits	59	64	68	81	68	15%	(16%)
International	14	21	28	33	46	NM	39%
Other [3], [4], [5]	(61)	(9)	7	(56)	40	NM	NM

Core earnings	237	280	364	319	418	76%	31%
Net realized gains (losses), net of tax, included in net income of Other	54	(4)	(18)	(28)	(72)	NM	(157%)

Net income	$291	$276	$346	$291	$346	19%	19%

Core earnings ROE (last 12 months to equity excluding AOCI)	18.9%	18.5%	15.7%	15.3%	16.9%	(2.0)	1.6
Core earnings ROE (last 12 months to equity excluding AOCI), before tax related items	15.9%	15.7%	15.7%	15.3%	16.9%	1.0	1.6
Assets under management	$250,038	$258,097	$270,689	$276,525	$290,409	16%	5%
DAC capitalization	$556	$497	$511	$507	$506		—
DAC amortization	$291	$275	$321	$285	$299		5%
DAC and PVFP assets	$7,908	$7,842	$8,250	$8,567	$9,048		6%
United States Statutory surplus ($ in billions) [6]	$5.1	$5.1	$4.4	$4.3	$4.4

[1]	These revenues will fluctuate principally due to the investment income and the mark-to-market adjustment of the trading investment portfolio supporting the variable annuities business in the international operations, principally in Japan.

[2]	Included in the three months ended June 30, 2005 is an expense of $24, after-tax, which has an estimate of the termination value of a provision of an agreement with a distribution partner of the Company’s retail mutual funds. In addition, the three months ended December 31, 2005 included an expense of $22, after tax, representing the final settlement of this matter.

[3]	Includes charges of (i) $66, after-tax, for the three months ended March 31, 2005, (ii) $36, after-tax, for the three months ended December 31, 2005, and (iii) $7, after-tax, for the three months ended March 31, 2006, to reserve for investigations by the SEC and the New York Attorney General’s Office related to market timing, by the SEC related to directed brokerage, and by the New York Attorney General’s Office and the Connecticut Attorney General’s Office related to single premium group annuities.

[4]	Included in the three months ended December 31, 2005 is an expense of $18, after-tax, which is related to settlement of certain annuity contracts.

[5]	Included in the three months ended March 31, 2006 is a $34 benefit, after-tax, due to a reduction in litigation reserves related to leveraged corporate owned life insurance products following the favorable outcome of several cases during the first quarter of 2006.

[6]	Estimated United States statutory surplus at March 31, 2006. United States statutory surplus declined at September 30, 2005 on a sequential quarter basis due to a change in ownership of the Company’s Japanese life insurance operations, effective September 1, 2005.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
REVENUES
Earned premiums	$999	$1,047	$1,045	$1,112	$1,273	27%	14%
Fee income	950	960	1,026	1,064	1,118	18%	5%
Net investment income
Securities available-for-sale and other	729	733	771	765	766	5%	—
Equity securities held for trading [1]	221	303	1,500	1,823	454	105%	(75%)

Total net investment income	950	1,036	2,271	2,588	1,220	28%	(53%)
Net realized capital gains (losses)	92	(9)	(26)	(82)	(126)	NM	(54%)

Total revenues	2,991	3,034	4,316	4,682	3,485	17%	(26%)

BENEFITS AND EXPENSES
Benefits, claims and claim adjustment expenses [1]	1,739	1,756	2,926	3,388	2,138	23%	(37%)
Amortization of deferred policy acquisition costs and present value of future profits	291	275	321	285	299	3%	5%
Insurance operating costs and other expenses	577	639	621	685	593	3%	(13%)

Total benefits and expenses	2,607	2,670	3,868	4,358	3,030	16%	(30%)

NET INCOME
Income before income taxes	384	364	448	324	455	18%	40%
Income tax expense	93	88	102	33	109	17%	NM

Net income	291	276	346	291	346	19%	19%

Less: net realized gains (losses), net of tax, included in income of Other	54	(4)	(18)	(28)	(72)	NM	(157%)

Core earnings	$237	$280	$364	$319	$418	76%	31%

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, claims and claim adjustment expenses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
TOTAL ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
TOTAL ASSETS UNDER MANAGEMENT
Assets
General account	$83,573	$85,912	$89,582	$92,945	$95,730	15%	3%
Separate account	138,502	142,774	150,341	150,875	158,419	14%	5%

Total assets	222,075	228,686	239,923	243,820	254,149	14%	4%

Mutual fund assets	27,963	29,411	30,766	32,705	36,260	30%	11%

Total assets under management	$250,038	$258,097	$270,689	$276,525	$290,409	16%	5%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
CONSOLIDATED BALANCE SHEETS

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
Investments
Fixed maturities, available-for-sale, at fair value	$50,877	$51,723	$51,115	$50,812	$50,571	(1%)	—
Equity securities, trading, at fair value	15,855	17,955	21,247	24,034	26,057	64%	8%
Equity securities, available-for-sale, at fair value	662	793	797	800	820	24%	3%
Policy loans, at outstanding balance	2,119	2,140	2,009	2,016	2,007	(5%)	—
Mortgage loans on real estate	979	1,148	1,178	1,513	1,920	96%	27%
Other investments	480	627	550	609	640	33%	5%

Total investments	70,972	74,386	76,896	79,784	82,015	16%	3%

Cash	1,198	771	1,223	1,001	1,104	(8%)	10%
Premiums receivable and agents’ balances	386	418	417	426	408	6%	(4%)
Reinsurance recoverables	767	752	722	800	805	5%	1%
Deferred policy acquisition costs and present value of future profits	7,908	7,842	8,250	8,567	9,048	14%	6%
Deferred income taxes	(654)	(979)	(706)	(559)	(414)	37%	26%
Goodwill	796	796	796	796	796	—	—
Property and equipment, net	194	191	200	198	206	6%	4%
Other assets	2,006	1,735	1,784	1,932	1,762	(12%)	(9%)
Separate account assets	138,502	142,774	150,341	150,875	158,419	14%	5%

Total assets	$222,075	$228,686	$239,923	$243,820	$254,149	14%	4%

Future policy benefits, unpaid claims and claim adjustment expenses	$12,375	$12,467	$12,591	$12,987	$13,163	6%	1%
Other policyholder funds and benefits payable	55,459	57,481	61,535	64,452	66,602	20%	3%
Unearned premiums	63	57	67	69	70	11%	1%
Other liabilities	5,602	5,268	5,036	5,165	5,641	1%	9%
Separate account liabilities	138,502	142,774	150,341	150,875	158,419	14%	5%

Total liabilities	212,001	218,047	229,570	233,548	243,895	15%	4%

Equity excluding AOCI, net of tax	9,305	9,366	9,643	9,879	10,175	9%	3%
AOCI, net of tax	769	1,273	710	393	79	(90%)	(80%)

Total stockholders’ equity	10,074	10,639	10,353	10,272	10,254	2%	—

Total liabilities and stockholders’ equity	$222,075	$228,686	$239,923	$243,820	$254,149	14%	4%

Hartford Life and Accident Insurance Company NAIC RBC				368%
Hartford Life Insurance Company NAIC RBC				455%
Hartford Life and Annuity Insurance Company NAIC RBC				1110%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS

		Other		Institutional
	Individual	Retail Products	Retirement	Solutions	Individual	Group		Other
	Annuity	Group	Plans	Group	Life	Benefits	International	Life	Total
YEAR-TO-DATE
Balance, December 31, 2005	$4,617	$97	$405	$81	$1,975	$95	$1,281	$16	$8,567
Adjustments to unrealized gains and losses on securities available — for — sale and other	45	—	7	—	70	—	(10)	—	112

Balance excluding adjustments to unrealized gains and losses on securities available — for — sale and other	4,662	97	412	81	2,045	95	1,271	16	8,679
Capitalization	202	21	27	13	79	12	150	—	504
Amortization — Deferred Policy Acquisition Costs	(185)	(11)	(8)	(8)	(26)	(10)	(49)	—	(297)
Amortization — Present Value of Future Profits	(2)	—	—	—	(6)	—	—	—	(8)
Amortization — Realized Capital Gains	—	—	—	—	—	—	—	6	6
Effect of Currency Translation Adjustment	—	—	—	—	—	—	—	—	—

Balance, March 31, 2006	4,677	107	431	86	2,092	97	1,372	22	8,884
Adjustments to unrealized gains and losses on securities available — for — sale and other	105	—	23	—	(3)	—	39	—	164

Balance, March 31, 2006 including adjustments to unrealized gains and losses on securities available-for-sale and other	$4,782	$107	$454	$86	$2,089	$97	$1,411	$22	$9,048

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
SUPPLEMENT DATA — ANNUITY DEATH AND INCOME BENEFITS

	As of March 31, 2006
	ACCOUNT	NET AMT AT	% of NAR	RETAINED
	VALUE	RISK	REINSURED	NAR
BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY BENEFIT TYPE
Maximum anniversary value (MAV) [1]
MAV only	$57,174	$4,488	90%	$440
with 5% rollup [2]	4,040	436	81%	81
with Earnings Protection Benefit Rider (EPB) [3]	5,499	379	81%	72
with 5% rollup & EPB	1,453	140	78%	31

Total MAV	68,166	5,443	89%	624
Asset Protection Benefit (APB) [4]	29,845	27	44%	15
Lifetime Income Benefit (LIB) [5]	924	1	—%	1
Reset [6] (5-7 years)	7,326	365	—%	365
Return of Premium [7]/Other	9,438	35	3%	34

SUBTOTAL U.S. GUARANTEED MINIMUM DEATH BENEFITS	$115,699	$5,871	82%	$1,039

JAPAN GUARANTEED MINIMUM DEATH AND INCOME BENEFITS [8]	26,696	12	—%	12

TOTAL	$142,395	$5,883	82%	$1,051

	As of	As of	As of	As of	As of
	March 31,	June 30,	September 30,	December 31,	March 31,
	2005	2005	2005	2005	2006
OTHER DATA
U.S. VARIABLE ANNUITY BUSINESS
S&P 500 Index Value at end of period	1,180.59	1,191.33	1,228.81	1,248.29	1,294.83
Total Account Value	$104,204	$106,015	$110,413	$112,065	$115,699
Retained net amount of risk	1,772	1,561	1,302	1,162	1,039
GMDB net GAAP liability	112	115	118	118	125
JAPAN VARIABLE ANNUITY BUSINESS
Total Account Value	$16,495	$18,440	$21,892	$24,641	$26,696
Retained net amount of risk	76	63	15	9	12
GMDB/GMIB net GAAP liability	33	39	46	50	59

[1]	MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2]	Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

[3]	EPB: The death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract’s growth. The contract’s growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4]	APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB: The death benefit is the greatest of the current account value, net premiums paid, or a benefit amount that rachets over time, generally based on market performance.

[6]	Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7]	Return of premium: the death benefit is the greater of current account value and net premiums paid.

[8]	Benefits include a Return of Premium and MAV (before age 75) death benefit and a guarantee to return initial investment, adjusted for earnings liquidity, through a fixed annuity, after a minimum deferral period of 10, 15 or 20 years.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
REINSURANCE RECOVERABLE ANALYSIS
As of December 31, 2005
Statutory Reserve Credit and Amounts Recoverable

Gross statutory reinsurance reserve credit	$1,816
Liability for reinsurance in unauthorized companies	(9)

Net statutory reinsurance reserve credit	$1,807

Statutory amounts recoverable from reinsurers	$164

The top ten reinsurers represent $1,576 or 87% of the total statutory reserve credit and amounts recoverable.
•	53% of this amount is with reinsurers rated “A+” by A.M. Best at April 13, 2006.

•	4% of this amount is with reinsurers rated “A” by A.M. Best at April 13, 2006.

•	37% of this amount is with reinsurers rated “A-” by A.M. Best at April 13, 2006.

•	6% of this amount is with reinsurers rated “B++” by A.M. Best at April 13, 2006.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	December 31, 2005	December 31, 2004
Statutory Capital and Surplus	$4,348	$5,118
GAAP Adjustments Investment in subsidiaries	(469)	(883)
Deferred policy acquisition costs	8,567	7,437
Deferred taxes	(847)	(964)
Benefit reserves	(3,268)	(3,354)
Unrealized gains on investments, net of impairments	1,193	2,158
Asset valuation reserve and interest maintenance reserve	531	688
Goodwill	463	387
Other, net	(246)	(365)

GAAP Stockholders’ Equity	$10,272	$10,222

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — INDIVIDUAL ANNUITY
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
Revenues
Premiums and other considerations
Variable annuity fees	$410	$416	$440	$448	$462	13%	3%
Mutual fund and other fees	30	32	28	28	32	7%	14%

Total fee income	440	448	468	476	494	12%	4%

Direct premiums	19	28	18	15	19	—	27%
Reinsurance premiums	(34)	(33)	(33)	(32)	(36)	(6%)	(13%)

Net premiums	(15)	(5)	(15)	(17)	(17)	(13%)	—

Total premiums and other considerations	425	443	453	459	477	12%	4%

Net investment income
Net investment income on G/A assets	268	258	250	244	234	(13%)	(4%)
Net investment income on assigned capital	17	17	17	17	16	(6%)	(6%)
Charge for invested capital	(42)	(39)	(40)	(38)	(33)	21%	13%

Total net investment income	243	236	227	223	217	(11%)	(3%)
Net realized capital gains	4	2	2	1	3	(25%)	NM

Total revenues	672	681	682	683	697	4%	2%

Benefits and Expenses
Benefits and claims
Death benefits	8	13	6	9	10	25%	11%
Other contract benefits	19	20	24	22	22	16%	—
Change in reserve	10	13	1	(6)	3	(70%)	NM
Sales inducements	9	10	10	10	9	—	(10%)
Interest credited on G/A assets	189	180	177	171	163	(14%)	(5%)

Total benefits and claims	235	236	218	206	207	(12%)	—

Other insurance expenses
Commissions & wholesaling expenses	246	248	232	230	265	8%	15%
Operating expenses	49	53	47	54	45	(8%)	(17%)
Premium taxes and other expenses	5	5	4	—	3	(40%)	—

Subtotal — expenses before deferral	300	306	283	284	313	4%	10%
Deferred policy acquisition costs	(198)	(198)	(176)	(170)	(202)	(2%)	(19%)

Total other insurance expense	102	108	107	114	111	9%	(3%)
Amortization of deferred policy acquisition costs	168	164	173	185	187	11%	1%

Total benefits and expenses	505	508	498	505	505	—	—
Income before income taxes	167	173	184	178	192	15%	8%
Income tax expense (benefit) [1]	31	32	26	(5)	32	3%	NM

Net income [2]	$136	$141	$158	$183	$160	18%	(13%)

[1]	The three months ended September 30, 2005 and December 31, 2005 includes $9 and $40, respectively, of additional tax benefits related to a change in DRD estimates.

[2]	Net income is defined as core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — OTHER
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
Revenues
Premiums and other considerations
Variable annuity fees	$1	$2	$3	$3	$3	NM	—
Mutual fund and other fees	116	116	123	129	151	30%	17%

Total fee income	117	118	126	132	154	32%	17%

Net investment income
Net investment income on G/A assets	1	—	2	1	(1)	NM	NM

Total net investment income	1	—	2	1	(1)	NM	NM

Net realized capital gains	—	—	—	—	—	—	—

Total revenues	118	118	128	133	153	30%	15%

Benefits and Expenses

Other insurance expenses
Commissions & wholesaling expenses	74	74	78	89	109	47%	22%
Operating expenses	23	23	21	26	24	4%	(8%)
Premium taxes and other expenses [1]	4	41	7	35	5	25%	(86%)

Subtotal — expenses before deferral	101	138	106	150	138	37%	(8%)
Deferred policy acquisition costs	(14)	(13)	(14)	(16)	(21)	(50%)	(31%)

Total other insurance expense	87	125	92	134	117	34%	(13%)
Amortization of deferred policy acquisition costs	13	14	14	13	11	(15%)	(15%)

Total benefits and expenses	100	139	106	147	128	28%	(13%)
Income (loss) before income taxes	18	(21)	22	(14)	25	39%	NM
Income tax expense (benefit)	6	(7)	8	(6)	9	50%	NM

Net income (loss) [2]	$12	$(14)	$14	$(8)	$16	33%	NM

[1]	Included in the three months ended June 30, 2005 and December 31, 2005 the Company recorded amounts of $37 and $33, pre-tax, in association with the termination of a provision of an agreement with a distribution partner of the Company’s mutual funds.

[2]	Net income is defined as core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — SALES/DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
Individual Annuity
Broker-dealer	$1,892	$1,818	$1,676	$1,582	$1,941	3%	23%
Banks	1,281	1,140	1,127	1,001	1,237	(3%)	24%

Total sales/deposits by distribution	3,173	2,958	2,803	2,583	3,178	—	23%

Variable	3,103	2,886	2,748	2,497	3,091	—	24%
Fixed MVA/other	70	72	55	86	87	24%	1%

Total sales/deposits by product	3,173	2,958	2,803	2,583	3,178	—	23%

Retail Mutual Funds	1,446	1,321	1,307	1,739	2,692	86%	55%

529 College Savings Plan/Specialty Products/Other	118	97	129	136	153	30%	13%

Total Retail Products Group	$4,737	$4,376	$4,239	$4,458	$6,023	27%	35%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
INDIVIDUAL ANNUITY
General account	$18,327	$17,852	$17,324	$16,872	$16,460	(10%)	(2%)
Non-guaranteed separate account	90,690	92,448	96,591	98,664	102,304	13%	4%

Total Individual Annuity	$109,017	$110,300	$113,915	$115,536	$118,764	9%	3%

BY PRODUCT
Individual Annuity
Individual Variable Annuities
General account	$7,494	$7,415	$7,120	$6,771	$6,517	(13%)	(4%)
Non-guaranteed separate account	90,577	92,332	96,472	98,543	102,178	13%	4%

Total individual variable annuities	98,071	99,747	103,592	105,314	108,695	11%	3%

Fixed MVA & other individual annuities	10,946	10,553	10,323	10,222	10,069	(8%)	(1%)

Total Individual Annuity	109,017	110,300	113,915	115,536	118,764	9%	3%

Specialty Products/Other — Segregated Assets	216	243	286	336	386	79%	15%

Mutual Fund Assets
Retail mutual fund assets	24,949	25,958	27,522	29,063	31,988	28%	10%
Specialty Product/Other mutual fund assets	185	218	293	335	396	114%	18%
529 College Savings Plan assets	509	553	608	669	744	46%	11%

Total Mutual Fund Assets	25,643	26,729	28,423	30,067	33,128	29%	10%

Total Retail Products Group Assets Under Management	$134,876	$137,272	$142,624	$145,939	$152,278	13%	4%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — INDIVIDUAL ANNUITY — ACCOUNT VALUE ROLLFORWARD [1]

		THREE MONTHS ENDED
		March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
		2005	2005	2005	2005	2006
VARIABLE ANNUITIES	Beginning balance	$99,617	$98,071	$99,747	$103,592	$105,314
	Sales/Deposits	3,103	2,886	2,748	2,497	3,091
	Surrenders	(2,367)	(2,577)	(2,745)	(3,021)	(3,505)
	Death benefits/annuity payouts	(381)	(388)	(364)	(365)	(413)
	Transfers [2]	51	20	13	9	(1)

	Net Flows	406	(59)	(348)	(880)	(828)
	Change in market value/change in reserve/interest credited	(1,958)	1,729	4,186	2,599	4,204
	Other [3]	6	6	7	3	5

	Ending balance	$98,071	$99,747	$103,592	$105,314	$108,695

FIXED MVA AND OTHER	Beginning balance	$11,384	$10,946	$10,553	$10,323	$10,222
	Sales/Deposits	70	72	55	86	87
	Surrenders	(510)	(452)	(297)	(197)	(246)
	Death benefits/annuity payouts	(115)	(136)	(122)	(120)	(127)
	Transfers [2]	(20)	(12)	3	9	11

	Net Flows	(575)	(528)	(361)	(222)	(275)
	Change in market value/change in reserve/interest credited	137	135	131	121	122

	Ending balance	$10,946	$10,553	$10,323	$10,222	$10,069

TOTAL INDIVIDUAL ANNUITY	Beginning balance	$111,001	$109,017	$110,300	$113,915	$115,536
	Sales/Deposits	3,173	2,958	2,803	2,583	3,178
	Surrenders	(2,877)	(3,029)	(3,042)	(3,218)	(3,751)
	Death benefits/annuity payouts	(496)	(524)	(486)	(485)	(540)
	Transfers [2]	31	8	16	18	10

	Net Flows	(169)	(587)	(709)	(1,102)	(1,103)
	Change in market value/change in reserve/interest credited	(1,821)	1,864	4,317	2,720	4,326
	Other [3]	6	6	7	3	5

	Ending balance	$109,017	$110,300	$113,915	$115,536	$118,764

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefits remaining on deposit.

[3]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — OTHER RETAIL — ASSET ROLLFORWARD [1]

		THREE MONTHS ENDED
		March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
		2005	2005	2005	2005	2006
RETAIL MUTUAL FUNDS
	Beginning balance	$25,240	$24,949	$25,958	$27,522	$29,063
	Sales/Deposits	1,446	1,321	1,307	1,739	2,692
	Redemptions	(1,065)	(999)	(1,234)	(1,180)	(1,164)

	Net Sales	381	322	73	559	1,528
	Change in market value	(652)	705	1,509	1,003	1,429
	Other [2]	(20)	(18)	(18)	(21)	(32)

	Ending balance	$24,949	$25,958	$27,522	$29,063	$31,988

[1]	Assets includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes front end loads on A share products

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
Revenues
Premiums and other considerations
Variable annuity fees	$32	$34	$36	$38	$40	25%	5%
Mutual fund and other fees	2	3	4	3	3	50%	—

Total fee income	34	37	40	41	43	26%	5%

Direct premiums	3	4	1	2	14	NM	NM

Total premiums and other considerations	37	41	41	43	57	54%	33%

Net investment income
Net investment income on G/A assets	73	76	75	79	78	7%	(1%)
Net investment income on assigned capital	3	2	3	2	2	(33%)	—
Charge for invested capital	—	(1)	—	(1)	—	—	100%

Total net investment income	76	77	78	80	80	5%	—
Net realized capital (losses)	—	(1)	(1)	(1)	—	—	100%

Total revenues	113	117	118	122	137	21%	12%

Benefits and Expenses
Benefits and claims
Death benefits	—	1	—	—	1	—	—
Other contract benefits	14	13	13	14	13	(7%)	(7%)
Change in reserve	(5)	(4)	(6)	(6)	5	NM	NM
Interest credited on G/A assets	47	49	50	51	50	6%	(2%)

Total benefits and claims	56	59	57	59	69	23%	17%

Other insurance expenses
Commissions & wholesaling expenses	17	14	15	18	20	18%	11%
Operating expenses	34	39	40	47	38	12%	(19%)
Premium taxes and other expenses	—	(1)	1	(3)	—	—	100%

Subtotal — expenses before deferral	51	52	56	62	58	14%	(6%)

Deferred policy acquisition costs	(24)	(23)	(24)	(35)	(27)	(13%)	23%

Total other insurance expense	27	29	32	27	31	15%	15%
Amortization of deferred policy acquisition costs	7	5	5	9	8	14%	(11%)

Total benefits and expenses	90	93	94	95	108	20%	14%

Income before income taxes	23	24	24	27	29	26%	7%
Income tax expense	6	7	4	6	8	33%	33%

Net income [1]	$17	$17	$20	$21	$21	24%	—

[1]	Net income is defined as core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — SALES/DEPOSITS

						Year Over
	THREE MONTHS ENDED					Sequential	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
401K
Annuity — plan/participant rollovers	$577	$316	$420	$442	$741	28%	68%
Annuity — ongoing contributions	317	301	317	312	437	38%	40%

Total 401K Annuity	894	617	737	754	1,178	32%	56%
Mutual funds	62	46	54	73	57	(8%)	(22%)

Total 401K	956	663	791	827	1,235	29%	49%

Governmental
Annuity — plan/participant rollovers	61	25	58	48	104	70%	117%
Annuity — ongoing contributions	243	234	263	217	215	(12%)	(1%)

Total Annuity	304	259	321	265	319	5%	20%
Mutual funds [1]	14	8	41	13	—	(100%)	(100%)

Total Governmental	318	267	362	278	319	—	15%

Total Retirement Plans	$1,274	$930	$1,153	$1,105	$1,554	22%	41%

[1]	Internal transfer from Retirement Plans Governmental business to Institutional Solutions Group.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
401K
General account	$1,171	$1,194	$1,247	$1,230	$1,287	10%	5%
Non-guaranteed separate account	5,893	6,344	7,056	7,612	8,751	48%	15%

Total 401K	$7,064	$7,538	$8,303	$8,842	$10,038	42%	14%

GOVERNMENTAL
General account	$4,121	$4,201	$4,284	$4,323	$4,336	5%	—
Non-guaranteed separate account	5,761	5,853	5,878	6,152	6,091	6%	(1%)

Total Governmental	$9,882	$10,054	$10,162	$10,475	$10,427	6%	—

TOTAL RETIREMENT
General account	$5,292	$5,395	$5,531	$5,553	$5,623	6%	1%
Non-guaranteed separate account	11,654	12,197	12,934	13,764	14,842	27%	8%

Total Retirement Plans account value	$16,946	$17,592	$18,465	$19,317	$20,465	21%	6%

BY PRODUCT
401K — Annuity	$7,064	$7,538	$8,303	$8,842	$10,038	42%	14%
Governmental — Annuity	9,882	10,054	10,162	10,475	10,427	6%	—

Total Retirement Plans account value	16,946	17,592	18,465	19,317	20,465	21%	6%

Mutual Fund Assets
401K mutual fund assets	767	808	872	947	1,032	35%	9%
Governmental mutual fund assets [1]	738	728	147	163	—	(100%)	(100%)

Total Mutual Fund Assets	1,505	1,536	1,019	1,110	1,032	(31%)	(7%)

Total Retirement Plans Assets Under Management	$18,451	$19,128	$19,484	$20,427	$21,497	17%	5%

[1]	Internal transfer from Retirement Plans Governmental business to Institutional Solutions Group.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD [1]

		THREE MONTHS ENDED
		March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
		2005	2005	2005	2005	2006
401K
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$6,531	$7,064	$7,538	$8,303	$8,842
	Sales/Deposits	894	617	737	754	1,178
	Surrenders	(253)	(271)	(268)	(418)	(361)
	Death benefits/annuity payouts	(5)	(4)	(6)	(7)	(8)

	Net Flows	636	342	463	329	809
	Change in market value/change in reserve/interest credited	(103)	132	302	210	387

	Ending balance	$7,064	$7,538	$8,303	$8,842	$10,038

GOVERNMENTAL
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$9,962	$9,882	$10,054	$10,162	$10,475
	Sales/Deposits	304	259	321	265	319
	Surrenders	(250)	(234)	(570)	(185)	(260)
	Death benefits/annuity payouts	(13)	(18)	(14)	(17)	(14)

	Net Flows	41	7	(263)	63	45
	Change in market value/change in reserve/interest credited	(121)	165	371	250	320
	Transfers[2]	—	—	—	—	(413)

	Ending balance	$9,882	$10,054	$10,162	$10,475	$10,427

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Internal transfer from Retirement Plans Governmental business to Institutional Solutions Group.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
Revenues
Premiums and other considerations
Variable annuity fees	$14	$13	$15	$16	$15	7%	(6%)
Cost of insurance charges	21	13	6	7	9	(57%)	29%
Mutual fund and other fees	2	7	5	—	3	50%	—

Total fee income	37	33	26	23	27	(27%)	17%
Direct premiums	82	115	126	181	267	NM	48%

Total premiums and other considerations	119	148	152	204	294	147%	44%

Net investment income
Net investment income on G/A assets	176	187	203	215	220	25%	2%
Net investment income on assigned capital	5	5	5	5	5	—	—
Charge for invested capital	—	1	(1)	1	—	—	(100%)

Total net investment income	181	193	207	221	225	24%	2%
Net realized capital (losses)	(1)	(1)	(1)	(2)	(1)	—	50%

Total revenues	299	340	358	423	518	73%	22%

Benefits and Expenses
Benefits and claims
Death benefits	23	13	5	11	10	(57%)	(9%)
Other contract benefits	73	71	75	73	78	7%	7%
Change in reserve	75	112	121	177	260	NM	47%
Interest credited on G/A assets	83	91	99	110	115	39%	5%

Total benefits and claims	254	287	300	371	463	82%	25%

Other insurance expenses
Commissions & wholesaling expenses	8	10	12	10	11	38%	10%
Operating expenses	14	14	16	18	15	7%	(17%)
Premium taxes and other expenses	2	5	4	(1)	3	50%	NM

Subtotal — expenses before deferral	24	29	32	27	29	21%	7%
Deferred policy acquisition costs	(14)	(12)	(17)	(13)	(13)	7%	—

Total other insurance expense	10	17	15	14	16	60%	14%
Amortization of deferred policy acquisition costs	6	8	9	9	8	33%	(11%)

Total benefits and expenses	270	312	324	394	487	80%	24%

Income before income taxes	29	28	34	29	31	7%	7%
Income tax expense	8	7	10	7	9	13%	29%

Net income [1]	$21	$21	$24	$22	$22	5%	—

[1]	Net income is defined as core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — SALES/DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
Institutional
Structured settlements	$138	$163	$187	$159	$203	47%	28%
Institutional annuities	16	6	9	147	136	NM	(7%)
GIC/Funding agreements/registered notes	907	338	1,099	311	565	(38%)	82%
Other	—	204	7	302	22	—	(93%)

Subtotal	1,061	711	1,302	919	926	(13%)	1%
Mutual funds	190	307	134	172	385	103%	124%

Total Institutional	1,251	1,018	1,436	1,091	1,311	5%	20%

Private Placement Life Insurance
Corporate owned	65	169	241	22	94	45%	NM
High net worth	44	11	4	9	12	(73%)	33%

Total Private Placement Life Insurance	109	180	245	31	106	(3%)	NM

Total Institutional Solutions Group	$1,360	$1,198	$1,681	$1,122	$1,417	4%	26%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
INSTITUTIONAL
General account	$12,319	$12,590	$13,680	$14,034	$14,695	19%	5%
Guaranteed separate account	353	373	358	417	397	12%	(5%)
Non-guaranteed separate account	2,825	3,113	3,136	3,466	3,925	39%	13%

Total Institutional	$15,497	$16,076	$17,174	$17,917	$19,017	23%	6%

PRIVATE PLACEMENT LIFE INSURANCE
General account	$10	$10	$10	$7	$7	(30%)	—
Non-guaranteed separate account	22,631	23,047	23,528	23,829	24,209	7%	2%

Total Private Placement Life Insurance	$22,641	$23,057	$23,538	$23,836	$24,216	7%	2%

TOTAL INSTITUTIONAL SOLUTIONS GROUP
General account	$12,329	$12,600	$13,690	$14,041	$14,702	19%	5%
Guaranteed separate account	353	373	358	417	397	12%	(5%)
Non-guaranteed separate account	25,456	26,160	26,664	27,295	28,134	11%	3%

Total Institutional Solutions Group account value	$38,138	$39,133	$40,712	$41,753	$43,233	13%	4%

BY PRODUCT

Institutional
Structured settlements	$4,145	$4,307	$4,492	$4,652	$4,856	17%	4%
Institutional annuities	2,488	2,504	2,491	2,637	2,733	10%	4%
GIC/Funding agreements/registered notes	6,139	6,254	7,163	7,275	7,610	24%	5%
Other	2,725	3,011	3,028	3,353	3,818	40%	14%

Total Institutional	15,497	16,076	17,174	17,917	19,017	23%	6%

Private Placement Life Insurance	22,641	23,057	23,538	23,836	24,216	7%	2%

Total Institutional Solutions Group account value	38,138	39,133	40,712	41,753	43,233	13%	4%

Institutional Mutual Fund Assets	815	1,146	1,324	1,528	2,100	158%	37%

Total Institutional Solutions Group Assets Under Management	$38,953	$40,279	$42,036	$43,281	$45,333	16%	5%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

		THREE MONTHS ENDED
		March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
		2005	2005	2005	2005	2006
INSTITUTIONAL
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$14,599	$15,497	$16,076	$17,174	$17,917
	Sales/Deposits	1,061	711	1,302	919	926
	Surrenders	(155)	(323)	(296)	(316)	(374)
	Death benefits/annuity payouts	(114)	(118)	(119)	(118)	(126)

	Net Flows	792	270	887	485	426
	Change in market value/change in reserve/interest credited	106	309	211	258	261
	Transfers [2]	—	—	—	—	413

	Ending balance	$15,497	$16,076	$17,174	$17,917	$19,017

PRIVATE PLACEMENT LIFE INSURANCE
	Beginning balance	$22,498	$22,641	$23,057	$23,538	$23,836
	Sales/Deposits	109	180	245	31	106
	Surrenders	(48)	(2)	(16)	(4)	(10)
	Death benefits/annuity payouts	(10)	(9)	(17)	(16)	(12)

	Net Flows	51	169	212	11	84
	Change in market value/change in reserve/interest credited	144	301	311	286	347
	Other [3]	(52)	(54)	(42)	1	(51)

	Ending balance	$22,641	$23,057	$23,538	$23,836	$24,216

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Internal transfer from Retirement Plans Governmental business to Institutional Solutions Group.

[3]	Primarily consists of cost of insurance and M&E charges.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
Revenues
Premiums and other considerations
Variable life fees	$14	$15	$15	$15	$16	14%	7%
Cost of insurance charges	114	116	118	120	122	7%	2%
Other fees	67	60	74	74	65	(3%)	(12%)

Total fee income	195	191	207	209	203	4%	(3%)

Direct premiums	19	19	21	21	22	16%	5%
Reinsurance premiums	(27)	(26)	(29)	(31)	(34)	(26%)	(10%)

Net premiums	(8)	(7)	(8)	(10)	(12)	(50%)	(20%)

Total premiums and other considerations	187	184	199	199	191	2%	(4%)

Net investment income
Net investment income on G/A assets	80	81	83	84	83	4%	(1%)
Net investment income on assigned capital	3	3	3	4	3	—	(25%)
Charge for invested capital	(9)	(9)	(9)	(9)	(7)	22%	22%

Total net investment income	74	75	77	79	79	7%	—
Net realized capital gains	1	—	2	2	1	—	(50%)

Total revenues	262	259	278	280	271	3%	(3%)

Benefits and Expenses
Benefits and claims
Death benefits	66	63	54	58	69	5%	19%
Other contract benefits	4	6	5	6	7	75%	17%
Change in reserve	(5)	(4)	(4)	(5)	(5)	—	—
Interest credited on G/A assets	55	55	57	58	60	9%	3%

Total benefits and claims	120	120	112	117	131	9%	12%

Other insurance expenses
Commissions & wholesaling expenses	52	47	58	65	54	4%	(17%)
Operating expenses	52	56	57	64	56	8%	(13%)
Dividends to policyholders	1	—	1	1	1	—	—
Premium taxes and other expenses	9	10	8	8	10	11%	25%

Subtotal — expenses before deferral	114	113	124	138	121	6%	(12%)
Deferred policy acquisition costs	(74)	(71)	(81)	(96)	(79)	(7%)	18%

Total other insurance expense	40	42	43	42	42	5%	—
Amortization of deferred policy acquisition costs and present value of future profits	45	40	59	61	32	(29%)	(48%)

Total benefits and expenses	205	202	214	220	205	—	(7%)

Income before income taxes	57	57	64	60	66	16%	10%
Income tax expense	18	18	19	17	21	17%	24%

Net income [1]	$39	$39	$45	$43	$45	15%	5%

[1]	Net income is defined as core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
SALES BY DISTRIBUTION
Wirehouse/regional broker-dealer/banks	$23	$31	$30	$36	$25	9%	(31%)
Independent broker-dealer/WFS	11	13	16	25	17	55%	(32%)
Life professional/other	12	13	16	24	18	50%	(25%)

Total sales by distribution	$46	$57	$62	$85	$60	30%	(29%)

SALES BY PRODUCT
Variable life	$21	$29	$28	$35	$25	19%	(29%)
Universal life/whole life	22	24	30	46	31	41%	(33%)
Term life/other	3	4	4	4	4	33%	—

Total sales by product	$46	$57	$62	$85	$60	30%	(29%)

ACCOUNT VALUE
General account	$4,591	$4,635	$4,758	$4,868	$4,950	8%	2%
Separate account	4,838	5,006	5,257	5,446	5,728	18%	5%

Total account value	$9,429	$9,641	$10,015	$10,314	$10,678	13%	4%

ACCOUNT VALUE BY PRODUCT
Variable life	$5,249	$5,433	$5,700	$5,902	$6,191	18%	5%
Universal life/interest sensitive whole life	3,452	3,485	3,599	3,696	3,775	9%	2%
Modified guaranteed life	631	626	617	611	604	(4%)	(1%)
Other	97	97	99	105	108	11%	3%

Total account value by product	$9,429	$9,641	$10,015	$10,314	$10,678	13%	4%

LIFE INSURANCE IN FORCE
Variable life	$69,442	$69,979	$70,569	$71,365	$71,852	3%	1%
Universal life/interest sensitive whole life	39,349	39,777	40,694	41,714	42,372	8%	2%
Term life	31,837	33,285	34,915	36,627	38,137	20%	4%
Modified guaranteed life	815	805	787	776	764	(6%)	(2%)
Other	296	305	313	319	320	8%	—

Total life insurance in force	$141,739	$144,151	$147,278	$150,801	$153,445	8%	2%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
ACCOUNT VALUE ROLLFORWARD

		THREE MONTHS ENDED
		March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
		2005	2005	2005	2005	2006
VARIABLE LIFE	Beginning balance	$5,356	$5,249	$5,433	$5,700	$5,902
	First year & single premiums	67	72	69	76	68
	Renewal premiums	138	142	145	146	148

	Premiums and deposits	205	214	214	222	216
	Surrenders	(78)	(66)	(73)	(84)	(90)
	Death benefits/policy fees	(111)	(123)	(129)	(129)	(129)

	Net Flows	16	25	12	9	(3)
	Change in market value/interest credited	(123)	159	255	193	292

	Ending balance	$5,249	$5,433	$5,700	$5,902	$6,191

OTHER [1]	Beginning balance	$4,131	$4,180	$4,208	$4,315	$4,412

	First year & single premiums	61	63	92	112	90
	Renewal premiums	91	90	98	108	107

	Premiums and deposits	152	153	190	220	197
	Acquisitions [2]	—	—	45	—	—
	Surrenders	(49)	(54)	(58)	(47)	(46)
	Death benefits/policy fees	(102)	(119)	(124)	(130)	(130)

	Net Flows	1	(20)	53	43	21
	Change in market value/interest credited	48	48	54	54	54

	Ending balance	$4,180	$4,208	$4,315	$4,412	$4,487

TOTAL INDIVIDUAL LIFE	Beginning balance	$9,487	$9,429	$9,641	$10,015	$10,314
	First year & single premiums	128	135	161	188	158
	Renewal premiums	229	232	243	254	255

	Premiums and deposits	357	367	404	442	413
	Acquisitions [2]	—	—	45	—	—
	Surrenders	(127)	(120)	(131)	(131)	(136)
	Death benefits/policy fees	(213)	(242)	(253)	(259)	(259)

	Net Flows	17	5	65	52	18
	Change in market value/interest credited	(75)	207	309	247	346

	Ending balance	$9,429	$9,641	$10,015	$10,314	$10,678

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

[2]	Acquired block account value is 100% coinsured.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
Revenues
Premiums and other considerations
ASO fees	$11	$7	$9	$9	$10	(9%)	11%
Other fees	—	1	—	(1)	1	—	NM

Total fee income	11	8	9	8	11	—	38%

Direct premiums	824	848	853	888	944	15%	6%
Reinsurance premiums	113	92	88	68	77	(32%)	13%

Net premiums	937	940	941	956	1,021	9%	7%

Total premiums and other considerations	948	948	950	964	1,032	9%	7%

Net investment income
Net investment income on G/A assets	86	87	87	88	89	3%	1%
Net investment income on assigned capital	12	13	12	13	12	—	(8%)

Total net investment income	98	100	99	101	101	3%	—
Net realized capital gains (losses)	—	—	—	1	(1)	—	NM

Total revenues	1,046	1,048	1,049	1,066	1,132	8%	6%
Benefits and Expenses
Benefits and claims
Death benefits	239	238	227	194	268	12%	38%
Other contract benefits	414	416	423	427	442	7%	4%
Change in reserve	69	42	38	67	57	(17%)	(15%)

Total benefits and claims	722	696	688	688	767	6%	11%

Other insurance expenses
Commissions & wholesaling expenses	119	122	128	131	132	11%	1%
Operating expenses	114	129	129	136	120	5%	(12%)
Premium taxes and other expenses	16	18	15	21	21	31%	—

Subtotal — expenses before deferral	249	269	272	288	273	10%	(5%)
Deferred policy acquisition costs	(12)	(12)	(14)	(18)	(12)	—	33%

Total other insurance expense	237	257	258	270	261	10%	(3%)
Amortization of deferred policy acquisition costs	7	7	8	9	10	43%	11%

Total benefits and expenses	966	960	954	967	1,038	7%	7%

Income before income taxes	80	88	95	99	94	18%	(5%)

Income tax expense [1]	21	24	27	18	26	24%	44%

Net income [2]	$59	$64	$68	$81	$68	15%	(16%)

[1]	The three months ended December 31, 2005 includes a $9 tax benefit related to the purchase of the CNA business in 2003.

[2]	Net income is defined as core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
SUPPLEMENTAL DATA

							Year Over
		THREE MONTHS ENDED					Year	Sequential
		March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
		2005	2005	2005	2005	2006	Change	Change
PREMIUMS	Fully Insured — Ongoing Premiums
	Group disability	$413	$428	$418	$427	$449	9%	5%
	Group life	396	406	419	422	451	14%	7%
	Other	103	106	103	106	117	14%	10%

	Total fully insured — ongoing premiums	912	940	940	955	1,017	12%	6%

	Total buyouts [1]	25	—	1	1	4	(84%)	NM

	Total premiums	937	940	941	956	1,021	9%	7%
	Group disability — premium equivalents [2]	63	73	69	70	79	25%	13%

	Total premiums and premium equivalents	$1,000	$1,013	$1,010	$1,026	$1,100	10%	7%

SALES (GROSS	Fully Insured — Ongoing Sales
ANNUALIZED	Group disability	$198	$42	$54	$58	$185	(7%)	NM
NEW PREMIUMS)	Group life [3]	132	46	85	65	201	52%	NM
	Other	46	22	18	13	55	20%	NM

	Total fully insured — ongoing sales	376	110	157	136	441	17%	NM

	Total buyouts [1]	26	—	1	1	2	(92%)	100%

	Total sales	402	110	158	137	443	10%	NM
	Group disability premium equivalents [2]	47	14	8	7	52	11%	NM

	Total sales and premium equivalents	$449	$124	$166	$144	$495	10%	NM

RATIOS [4]	Loss Ratio	75.5%	73.4%	72.4%	71.3%	74.2%	(2%)	4%
	Expense Ratio	26.4%	27.8%	28.0%	29.0%	26.4%	—	(9%)

GAAP RESERVES [5]	Group disability	$4,237	$4,290	$4,349	$4,368	$4,413	4%	1%
	Group life	1,247	1,245	1,243	1,272	1,266	2%	—
	Other	170	170	159	167	176	4%	5%

	Total GAAP reserves	$5,654	$5,705	$5,751	$5,807	$5,855	4%	1%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	During the three months ended March 31, 2005 the Company acquired fully insured ongoing premiums of $22 from a third party for $23 in cash.

[4]	Ratios calculated excluding the effects of buyout premiums.

[5]	Reserve balances are net of reinsurance recoverables of $318, $306, $250, $238, and $247 as of 1Q 2005, 2Q 2005, 3Q 2005, 4Q 2005, and 1Q 2006 respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL
HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Months	3 Months
	2005	2005	2005	2005	2006	Change	Change
CORE EARNINGS
Japan operations	$17	$26	$33	$44	$48	182%	9%
Other international operations [1]	(3)	(5)	(5)	(11)	(2)	33%	82%

Core earnings [2]	$14	$21	$28	$33	$46	NM	39%

JAPAN SALES — Dollars
Individual Annuity
Variable	$3,072	$2,494	$2,809	$2,367	$2,256	(27%)	(5%)
Fixed MVA	688	222	158	122	93	(86%)	(24%)

Total sales by product	$3,760	$2,716	$2,967	$2,489	$2,349	(38%)	(6%)

JAPAN SALES — Yen
Individual Annuity
Variable	¥321,911	¥267,333	¥312,311	¥278,077	¥263,934	(18%)	(5%)
Fixed MVA	72,017	23,795	17,619	14,316	10,908	(85%)	(24%)

Total sales by product	¥393,928	¥291,128	¥329,930	¥292,393	¥274,842	(30%)	(6%)

JAPAN NET FLOWS — Dollars
Individual Annuity
Variable	$2,892	$2,365	$2,558	$1,938	$1,769	(39%)	(9%)
Fixed MVA	651	203	146	104	77	(88%)	(26%)

Total net flows by product	$3,543	$2,568	$2,704	$2,042	$1,846	(48%)	(10%)

JAPAN NET FLOWS — Yen
Individual Annuity
Variable	¥302,976	¥253,416	¥284,656	¥227,625	¥206,954	(32%)	(9%)
Fixed MVA	68,072	21,811	16,198	12,927	9,579	(86%)	(26%)

Total net flows by product	¥371,048	¥275,227	¥300,854	¥240,552	¥216,533	(42%)	(10%)

JAPAN AUM — Dollars
Individual Annuity
Variable	$16,495	$18,440	$21,892	$24,641	$26,696	62%	8%
Fixed MVA	1,120	1,286	1,407	1,463	1,545	38%	6%

Total AUM by product	$17,615	$19,726	$23,299	$26,104	$28,241	60%	8%

JAPAN AUM — Yen
Individual Annuity
Variable	¥1,767,250	¥2,042,998	¥2,481,209	¥2,908,416	¥3,149,872	78%	8%
Fixed MVA	120,011	142,472	159,391	172,596	182,193	52%	6%

Total AUM by product	¥1,887,261	¥2,185,470	¥2,640,600	¥3,081,012	¥3,332,065	77%	8%

[1]	The three months ended December 31, 2005 includes an $8, after tax, change to establish a valuation allowance for deferred tax balances.

[2]	Core earnings is defined as net income.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
INCOME STATEMENTS

						Year Over
			THREE MONTHS ENDED			Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
Revenues
Premiums and other considerations
Variable annuity fees	$86	$102	$118	$134	$148	72%	10%
Other fees	11	1	12	19	18	64%	(5%)

Total fee income	97	103	130	153	166	71%	8%

Net investment income
Net investment income on G/A assets	9	16	16	20	23	156%	15%

Total net investment income	9	16	16	20	23	156%	15%
Net realized capital (losses)	(5)	(10)	(8)	(11)	(14)	(180%)	(27%)

Total revenues	101	109	138	162	175	73%	8%

Benefits and Expenses
Benefits and claims
Death and other benefits	10	4	9	4	7	(30%)	75%
Interest credited on G/A assets	3	4	3	4	5	67%	25%

Total benefits and claims	13	8	12	8	12	(8%)	50%

Other insurance expenses
Commissions & wholesaling expenses	204	156	173	162	140	(31%)	(14%)
Operating expenses	31	32	33	43	34	10%	(21%)
Premium taxes and other expenses	14	10	12	10	10	(29%)	—

Subtotal — expenses before deferral	249	198	218	215	184	(26%)	(14%)
Deferred policy acquisition costs	(220)	(169)	(185)	(158)	(147)	33%	7%

Total other insurance expense	29	29	33	57	37	28%	(35%)
Amortization of deferred policy acquisition costs [1]	32	30	43	28	49	53%	75%

Total benefits and expenses	74	67	88	93	98	32%	5%

Income before income taxes	27	42	50	69	77	185%	12%

Income tax expense	10	16	17	25	29	190%	16%

Net income [2]	$17	$26	$33	$44	$48	182%	9%

[1]	Included in the three months ended December 31, 2005 is a $15, pre-tax, adjustment to DAC amortization.

[2]	Net income is defined as core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD

		THREE MONTHS ENDED
		March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
		2005	2005	2005	2005	2006
VARIABLE ANNUITIES	Beginning balance	$14,129	$16,495	$18,440	$21,892	$24,641
	Sales/premiums/other deposits	3,072	2,494	2,809	2,367	2,256
	Surrenders	(125)	(78)	(200)	(367)	(388)
	Death benefits/annuitizations/other	(55)	(51)	(51)	(62)	(99)

	Net Flows	2,892	2,365	2,558	1,938	1,769
	Change in market value/currency/change in reserve/interest credited	136	201	1,380	1,690	303
	Effect of currency translation	(662)	(621)	(486)	(879)	(17)

	Ending balance	$16,495	$18,440	$21,892	$24,641	$26,696

FIXED MVA AND OTHER	Beginning balance	$502	$1,120	$1,286	$1,407	$1,463

	Sales/premiums/other deposits	688	222	158	122	93
	Surrenders	(3)	(6)	(2)	(5)	(4)
	Death benefits/annuitizations/other	(34)	(13)	(10)	(13)	(12)

	Net Flows	651	203	146	104	77
	Change in market value/currency/change in reserve/interest credited	2	4	4	9	5
	Effect of currency translation	(35)	(41)	(29)	(57)	—

	Ending balance	$1,120	$1,286	$1,407	$1,463	$1,545

TOTAL INDIVIDUAL ANNUITY	Beginning balance	$14,631	$17,615	$19,726	$23,299	$26,104

	Sales/premiums/other deposits	3,760	2,716	2,967	2,489	2,349
	Surrenders	(128)	(84)	(202)	(372)	(392)
	Death benefits/annuitizations/other	(89)	(64)	(61)	(75)	(111)

	Net Flows	3,543	2,568	2,704	2,042	1,846
	Change in market value/change in reserve/interest credited	138	205	1,384	1,699	308
	Effect of currency translation	(697)	(662)	(515)	(936)	(17)

	Ending balance	$17,615	$19,726	$23,299	$26,104	$28,241

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
TOTAL PROPERTY & CASUALTY PREMIUMS
Written premiums	$2,581	$2,722	$2,618	$2,566	$2,629	2%	2%
Earned premiums [1]	2,507	2,578	2,517	2,554	2,566	2%	—
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Business Insurance	118	141	125	12	134	14%	NM
Personal Lines	127	188	71	74	106	(17%)	43%
Specialty Commercial	40	5	(143)	(67)	47	18%	NM

Ongoing Operations underwriting results [2]	285	334	53	19	287	1%	NM
Other Operations [3]	(28)	(110)	(53)	(35)	(21)	25%	40%

Total Property & Casualty underwriting results	$257	$224	$—	$(16)	$266	4%	NM

ONGOING OPERATIONS UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	63.1	64.2	69.6	67.7	63.4	(0.3)	4.3
Prior year [1] [2] [4]	0.2	(2.9)	1.7	2.4	(0.2)	0.4	2.6

Total loss and loss adjustment expenses	63.3	61.3	71.3	70.2	63.3	—	6.9

Expenses	25.1	25.6	26.7	28.7	25.4	(0.3)	3.3
Policyholder dividends	0.2	0.2	—	0.3	0.2	—	0.1

Combined ratio	88.6	87.0	97.9	99.2	88.8	(0.2)	10.4

Catastrophe ratio [4] [5]	1.9	1.7	6.2	4.7	0.9	1.0	3.8

Combined ratio before catastrophes	86.8	85.3	91.7	94.6	87.9	(1.1)	6.7
Combined ratio before catastrophes and prior year development [4]	87.1	88.5	89.8	92.1	87.4	(0.3)	4.7

Total Property & Casualty Income and ROE
Net income	$417	$369	$233	$217	$424	2%	95%
Core earnings	386	369	232	220	421	9%	91%
Core earnings ROE (last 12 months income-equity x-AOCI)	14.7%	17.2%	20.6%	18.1%	17.7%	3.0	(0.4)
Core earnings ROE (last 12 months income-equity x-AOCI) before tax related item [6]	14.3%	16.7%	20.6%	18.1%	17.7%	3.4	(0.4)

	PROPERTY & CASUALTY
	Dec. 31,	Mar. 31,
	2005	2006	Change
Selected Financial Data
Hartford Fire adjusted statutory surplus ($ in billions) [7]	$7.1	$7.3	$0.2
Hartford Fire premium to adjusted surplus ratio	1.5	1.4	(0.1)

[1]	Earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $60 in the third quarter of 2005 and $13 in the fourth quarter of 2005.

[2]	Ongoing Operations prior year loss and loss adjustment expenses for the three months ended June 30, 2005 included a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims.

[3]	The three months ended June 30, 2005 included assumed reinsurance reserve strengthening of $73.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses.

[5]	Catastrophe losses for the three months ended September 30, 2005 included losses from Hurricane Katrina and Hurricane Rita. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[6]	The three months ended September 30, 2004 included a $26 tax benefit related to the audit settlement of tax years prior to 2004.

[7]	Estimated statutory surplus as of March 31, 2006.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Written premiums	$2,581	$2,722	$2,618	$2,566	$2,629	2%	2%
Change in unearned premium reserve	74	144	101	12	63	(15%)	NM

Earned premiums [1]	2,507	2,578	2,517	2,554	2,566	2%	—

Loss and loss adjustment expenses
Current year	1,580	1,655	1,749	1,731	1,628	3%	(6%)
Prior year [2]	34	33	94	87	13	(62%)	(85%)

Total loss and loss adjustment expenses [3]	1,614	1,688	1,843	1,818	1,641	2%	(10%)

Underwriting expenses	632	662	675	744	655	4%	(12%)
Dividends to policyholders	4	4	(1)	8	4	—	(50%)

Underwriting results	257	224	—	(16)	266	4%	NM

Net servicing income	13	15	12	9	18	38%	100%
Net investment income	337	328	349	351	357	6%	2%
Periodic net coupon settlements on credit derivatives, before-tax	—	—	—	—	—	—	—
Other expenses	(60)	(39)	(53)	(51)	(52)	13%	(2%)
Income tax expense	(161)	(159)	(76)	(73)	(168)	(4%)	(130%)

Core earnings	386	369	232	220	421	9%	91%

Add: Net realized capital gains (losses), after-tax	31	—	1	(3)	3	(90%)	NM

Net income	$417	$369	$233	$217	$424	2%	95%

Total Property & Casualty effective tax rate — net income	29.9%	30.0%	25.0%	24.4%	28.6%	(1.3)	4.2
Total Property & Casualty effective tax rate — core earnings	29.5%	30.0%	24.9%	24.7%	28.6%	(0.9)	3.9

[1]	Earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $60 in the third quarter of 2005 and $13 in the fourth quarter of 2005.

[2]	The three months ended June 30, 2005 included a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims, and assumed reinsurance reserve strengthening of $73.

[3]	The three months ended September 30, 2005 included catastrophe losses from Hurricane Katrina and Hurricane Rita. The three months ended December 31, 2005 included catastrophe losses from Hurricane Wilma.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
ONGOING OPERATIONS UNDERWRITING RESULTS
Written premiums	$2,579	$2,722	$2,616	$2,566	$2,629	2%	2%
Change in unearned premium reserve	75	143	101	12	64	(15%)	NM

Earned premiums [1]	2,504	2,579	2,515	2,554	2,565	2%	—

Loss and loss adjustment expenses
Current year	1,580	1,655	1,749	1,731	1,628	3%	(6%)
Prior year [2]	6	(74)	43	61	(6)	NM	NM

Total loss and loss adjustment expenses [3]	1,586	1,581	1,792	1,792	1,622	2%	(9%)

Underwriting expenses	629	660	671	735	652	4%	(11%)
Dividends to policyholders	4	4	(1)	8	4	—	(50%)

Underwriting results	285	334	53	19	287	1%	NM

Net servicing income	13	15	12	9	18	38%	100%
Net investment income	260	258	279	285	291	12%	2%
Periodic net coupon settlements on credit derivatives, before-tax	—	—	—	—	—	—	—
Other expenses	(59)	(37)	(50)	(56)	(53)	10%	5%
Income tax expense	(149)	(178)	(77)	(63)	(157)	(5%)	(149%)

Core earnings	350	392	217	194	386	10%	99%

Add: Net realized capital gains (losses), after-tax	18	(4)	1	(3)	3	(83%)	NM

Net income	368	$388	$218	$191	$389	6%	104%

Ongoing Operations effective tax rate — net income	30.2%	31.1%	26.1%	24.7%	29.0%	(1.2)	4.3
Ongoing Operations effective tax rate — core earnings	30.0%	31.1%	26.0%	24.9%	28.9%	(1.1)	4.0

[1]	Earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $60 in the third quarter of 2005 and $13 in the fourth quarter of 2005.

[2]	The three months ended June 30, 2005 included a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims.

[3]	The three months ended September 30, 2005 included catastrophe losses from Hurricane Katrina and Hurricane Rita. The three months ended December 31, 2005 included catastrophe losses from Hurricane Wilma.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2006

	Business	Personal	Specialty	Ongoing
	Insurance	Lines	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$1,302	$901	$426	$2,629
Change in unearned premium reserve	39	(18)	43	64

Earned premiums	1,263	919	383	2,565

Loss and loss adjustment expenses
Current year	767	589	272	1,628
Prior year	10	14	(30)	(6)

Total loss and loss adjustment expenses	777	603	242	1,622

Underwriting expenses	349	210	93	652
Dividends to policyholders	3	—	1	4

Underwriting results	$134	$106	$47	$287

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	60.8	64.0	70.9	63.4
Prior year [1]	0.8	1.5	(7.4)	(0.2)

Total loss and loss adjustment expenses	61.5	65.6	63.6	63.3

Expenses	27.7	22.9	23.7	25.4
Policyholder dividends	0.2	—	0.4	0.2

Combined ratio	89.4	88.5	87.7	88.8

Catastrophe ratio [1]	1.7	3.2	(7.1)	0.9

Combined ratio before catastrophes	87.7	85.3	94.8	87.9

Combined ratio before catastrophes and prior year development [1]	87.4	84.4	94.6	87.4

[1]	Included in the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
UNDERWRITING RESULTS

	THREE MONTHS ENDED					Year Over Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
UNDERWRITING RESULTS
Written premiums	$2,579	$2,722	$2,616	$2,566	$2,629	2%	2%
Change in unearned premium reserve	75	143	101	12	64	(15%)	NM

Earned premiums [1]	2,504	2,579	2,515	2,554	2,565	2%	—

Loss and loss adjustment expenses
Current year	1,580	1,655	1,749	1,731	1,628	3%	(6%)
Prior year [2]	6	(74)	43	61	(6)	NM	NM

Total loss and loss adjustment expenses [3]	1,586	1,581	1,792	1,792	1,622	2%	(9%)

Underwriting expenses	629	660	671	735	652	4%	(11%)
Dividends to policyholders	4	4	(1)	8	4	—	(50%)

Underwriting results	$285	$334	$53	$19	$287	1%	NM

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	63.1	64.2	69.6	67.7	63.4	(0.3)	4.3
Prior year [2] [4]	0.2	(2.9)	1.7	2.4	(0.2)	0.4	2.6

Total loss and loss adjustment expenses	63.3	61.3	71.3	70.2	63.3	—	6.9

Expenses	25.1	25.6	26.7	28.7	25.4	(0.3)	3.3
Policyholder dividends	0.2	0.2	—	0.3	0.2	—	0.1

Combined ratio	88.6	87.0	97.9	99.2	88.8	(0.2)	10.4

Catastrophe ratio [3] [4]	1.9	1.7	6.2	4.7	0.9	1.0	3.8

Combined ratio before catastrophes	86.8	85.3	91.7	94.6	87.9	(1.1)	6.7

Combined ratio before catastrophes and prior year development [4]	87.1	88.5	89.8	92.1	87.4	(0.3)	4.7

[1]	Earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $60 in the third quarter of 2005 and $13 in the fourth quarter of 2005.

[2]	The three months ended June 30, 2005 included a net reserve release of $95 in Personal Lines, predominately related to allocated loss adjustment expenses on auto liability claims.

[3]	Catastrophe losses for the three months ended September 30, 2005 included losses from Hurricane Katrina and Hurricane Rita. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
BUSINESS INSURANCE
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
UNDERWRITING RESULTS
Written premiums	$1,238	$1,247	$1,223	$1,293	$1,302	5%	1%
Change in unearned premium reserve	88	50	29	49	39	(56%)	(20%)

Earned premiums [1]	1,150	1,197	1,194	1,244	1,263	10%	2%

Loss and loss adjustment expenses
Current year	689	722	728	810	767	11%	(5%)
Prior year	8	(8)	(14)	36	10	25%	(72%)

Total loss and loss adjustment expenses [2]	697	714	714	846	777	11%	(8%)

Underwriting expenses	333	340	358	380	349	5%	(8%)

Dividends to policyholders	2	2	(3)	6	3	50%	(50%)

Underwriting results	$118	$141	$125	$12	$134	14%	NM

UNDERWRITING RATIOS

Loss and loss adjustment expenses
Current year	60.0	60.2	60.9	65.1	60.8	(0.8)	4.3
Prior year [3]	0.7	(0.6)	(1.2)	2.9	0.8	(0.1)	2.1

Total loss and loss adjustment expenses	60.7	59.6	59.7	68.1	61.5	(0.8)	6.6

Expenses	28.9	28.4	30.1	30.5	27.7	1.2	2.8
Policyholder dividends	0.2	0.2	(0.2)	0.5	0.2	—	0.3

Combined ratio	89.8	88.2	89.5	99.0	89.4	0.4	9.6

Catastrophe ratio [2] [3]	1.5	0.6	1.5	4.1	1.7	(0.2)	2.4

Combined ratio before catastrophes	88.2	87.6	88.0	94.9	87.7	0.5	7.2

Combined ratio before catastrophes and prior year development [3]	88.3	88.2	89.0	91.9	87.4	0.9	4.5

[1]	Earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $14 in the third quarter of 2005 and $2 in the fourth quarter of 2005.

[2]	Catastrophe losses for the three months ended September 30, 2005 included losses from Hurricane Katrina and Hurricane Rita. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[3]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
BUSINESS INSURANCE
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
WRITTEN PREMIUMS [1]

Small Commercial	$658	$642	$607	$638	$721	10%	13%
Middle Market	580	605	616	655	581	—	(11%)

Total	$1,238	$1,247	$1,223	$1,293	$1,302	5%	1%

EARNED PREMIUMS [1]

Small Commercial	$572	$609	$606	$634	$643	12%	1%
Middle Market	578	588	588	610	620	7%	2%

Total	$1,150	$1,197	$1,194	$1,244	$1,263	10%	2%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
UNDERWRITING RESULTS
Written premiums	$864	$975	$936	$901	$901	4%	—
Change in unearned premium reserve	(25)	61	46	(16)	(18)	28%	(13%)

Earned premiums [1]	889	914	890	917	919	3%	—
Loss and loss adjustment expenses
Current year	577	603	623	586	589	2%	1%
Prior year [2]	(11)	(94)	(5)	15	14	NM	(7%)

Total loss and loss adjustment expenses [3]	566	509	618	601	603	7%	—

Underwriting expenses	196	217	201	242	210	7%	(13%)

Underwriting results	$127	$188	$71	$74	$106	(17%)	43%

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	65.0	65.9	69.9	64.0	64.0	1.0	—
Prior year [2] [4]	(1.2)	(10.3)	(0.5)	1.6	1.5	(2.7)	0.1

Total loss and loss adjustment expenses	63.7	55.6	69.3	65.7	65.6	(1.9)	0.1

Expenses	22.0	23.8	22.7	26.2	22.9	(0.9)	3.3

Combined ratio	85.8	79.4	92.0	91.9	88.5	(2.7)	3.4

Catastrophe ratio [3] [4]	2.5	2.4	5.8	0.9	3.2	(0.7)	(2.3)

Combined ratio before catastrophes	83.3	77.0	86.2	91.0	85.3	(2.0)	5.7

Combined ratio before catastrophes and prior year development [4]	85.0	87.5	86.7	89.4	84.4	0.6	5.0

COMBINED RATIO
Automobile	89.6	81.5	92.4	99.3	93.2	(3.6)	6.1
Homeowners	73.7	73.1	90.9	69.8	74.5	(0.8)	(4.7)

Total	85.8	79.4	92.0	91.9	88.5	(2.7)	3.4

[1]	Earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $28 in the third quarter of 2005 and $3 in the fourth quarter of 2005.

[2]	The three months ended June 30, 2005 included a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims.

[3]	Catastrophe losses for the three months ended September 30, 2005 included losses from Hurricane Katrina and Hurricane Rita. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
BUSINESS UNIT WRITTEN PREMIUMS [1]

AARP	$550	$635	$608	$580	$589	7%	2%
Other Affinity	29	28	26	26	25	(14%)	(4%)
Agency	232	267	261	260	250	8%	(4%)
Omni	53	45	41	35	37	(30%)	6%

Total	$864	$975	$936	$901	$901	4%	—

EARNED PREMIUMS [1]

AARP	$560	$579	$568	$589	$595	6%	1%
Other Affinity	31	31	28	28	27	(13%)	(4%)
Agency	242	252	246	257	258	7%	—
Omni	56	52	48	43	39	(30%)	(9%)

Total	$889	$914	$890	$917	$919	3%	—

PRODUCT LINE WRITTEN PREMIUMS [1]

Automobile	$672	$720	$695	$666	$690	3%	4%
Homeowners	192	255	241	235	211	10%	(10%)

Total	$864	$975	$936	$901	$901	4%	—

EARNED PREMIUMS [1]

Automobile	$674	$684	$684	$686	$686	2%	—
Homeowners	215	230	206	231	233	8%	1%

Total	$889	$914	$890	$917	$919	3%	—

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
UNDERWRITING RESULTS
Written premiums	$477	$500	$457	$372	$426	(11%)	15%
Change in unearned premium reserve	12	32	26	(21)	43	NM	NM

Earned premiums [1]	465	468	431	393	383	(18%)	(3%)

Loss and loss adjustment expenses
Current year	314	330	398	335	272	(13%)	(19%)
Prior year [2]	9	28	62	10	(30)	NM	NM

Total loss and loss adjustment expenses [3]	323	358	460	345	242	(25%)	(30%)

Underwriting expenses	100	103	112	113	93	(7%)	(18%)
Dividends to policyholders	2	2	2	2	1	(50%)	(50%)

Underwriting results	$40	$5	$(143)	$(67)	$47	18%	NM

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	67.1	70.9	92.8	84.6	70.9	(3.8)	13.7
Prior year [2] [4]	1.9	5.8	14.6	2.7	(7.4)	9.3	10.1

Total loss and loss adjustment expenses	69.1	76.7	107.4	87.3	63.6	5.5	23.7

Expenses	21.9	21.7	25.4	29.1	23.7	(1.8)	5.4
Policyholder dividends	0.4	0.4	0.5	0.7	0.4	—	0.3

Combined ratio	91.3	98.8	133.3	117.0	87.7	3.6	29.3

Catastrophe ratio [3] [4]	1.5	3.3	19.7	15.1	(7.1)	8.6	22.2

Combined ratio before catastrophes	89.8	95.5	113.6	101.9	94.8	(5.0)	7.1

Combined ratio before catastrophes and prior year development [4]	88.0	91.0	98.2	99.2	94.6	(6.6)	4.6

[1]	Earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $18 in the third quarter of 2005 and $8 in the fourth quarter of 2005.

[2]	The three months ended September 30, 2005 included workers compensation reserve strengthening of $70.

[3]	Catastrophe losses for the three months ended September 30, 2005 included losses from Hurricane Katrina and Hurricane Rita. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
WRITTEN PREMIUMS [1]

Property	$66	$75	$38	$32	$43	(35%)	34%
Casualty	242	239	202	132	189	(22%)	43%
Bond	52	59	59	58	56	8%	(3%)
Professional Liability	76	89	109	111	101	33%	(9%)
Other	41	38	49	39	37	(10%)	(5%)

Total	$477	$500	$457	$372	$426	(11%)	15%

EARNED PREMIUMS [1]

Property	$76	$72	$40	$57	$55	(28%)	(4%)
Casualty	214	221	201	151	142	(34%)	(6%)
Bond	49	52	54	55	57	16%	4%
Professional Liability	82	84	89	90	97	18%	8%
Other	44	39	47	40	32	(27%)	(20%)

Total	$465	$468	$431	$393	$383	(18%)	(3%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

	THREE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,
	2005	2005	2005	2005	2006
Written Price Increases
Business Insurance	—	(1%)	(3%)	(3%)	(2%)
Personal Lines Automobile	—	(1%)	(1%)	(1%)	—
Personal Lines Homeowners	5%	8%	8%	5%	4%

Premium Retention
Business Insurance	84%	84%	83%	86%	85%
Personal Lines Automobile	87%	87%	86%	88%	86%
Personal Lines Homeowners	94%	94%	93%	97%	94%

New Business % to Net Written Premium
Business Insurance	24%	24%	24%	23%	20%
Personal Lines Automobile	16%	15%	16%	15%	16%
Personal Lines Homeowners	14%	13%	16%	15%	15%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
UNDERWRITING RESULTS
Written premiums	$2	$—	$2	$—	$—	(100%)	—
Change in unearned premium reserve	(1)	1	—	—	(1)	—	NM

Earned premiums	3	(1)	2	—	1	(67%)	NM

Loss and loss adjustment expenses
Current year	—	—	—	—	—	—	—
Prior year [1]	28	107	51	26	19	(32%)	(27%)

Total loss and loss adjustment expenses	28	107	51	26	19	(32%)	(27%)

Underwriting expenses	3	2	4	9	3	—	(67%)

Underwriting results	$(28)	$(110)	$(53)	$(35)	$(21)	25%	40%

Net investment income	77	70	70	66	66	(14%)	—
Periodic net coupon settlements on credit derivatives, before-tax	—	—	—	—	—	—	—
Other (expenses) income	(1)	(2)	(3)	5	1	NM	(80%)
Income tax (expense) benefit	(12)	19	1	(10)	(11)	8%	(10%)

Core earnings	36	(23)	15	26	35	(3%)	35%

Add: Net realized capital gains, after-tax	13	4	—	—	—	(100%)	—

Net income (loss)	$49	$(19)	$15	$26	$35	(29%)	35%

[1]	The three months ended June 30, 2005 included assumed reinsurance reserve strengthening of $73. The three months ended September 30, 2005 included environmental reserve strengthening of $37.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS CLAIMS AND CLAIM ADJUSTMENT EXPENSES

For the Three Months Ended March 31, 2006	Asbestos		Environmental	All Other [1]	Total
Beginning liability — net [2] [3]	$2,291		$360	$2,240	$4,891
Claims and claim adjustment expenses incurred	2		—	17	19
Claims and claim adjustment expenses paid	(69)		(15)	(79)	(163)

Ending liability — net [2] [3]	$2,224	[4]	$345	$2,178	$4,747

[1]	“All Other” also includes unallocated loss adjustment expense reserves and the allowance for uncollectible reinsurance.

[2]	Excludes asbestos and environmental net liabilities reported in Ongoing Operations of $8 and $6, respectively, as of March 31, 2006, and $10 and $6, respectively, as of December 31, 2005. Total net claim and claim adjustment expenses incurred in Ongoing Operations for the three months ended March 31, 2006 includes $1 related to asbestos and environmental claims. Total net claim and claim adjustment expenses paid in Ongoing Operations for the three months ended March 31, 2006 includes $3 related to asbestos and environmental claims.

[3]	Gross of reinsurance, asbestos and environmental reserves, including liabilities in Ongoing Operations, were $3,665 and $411, respectively, as of March 31, 2006 and $3,845 and $432, respectively, as of December 31, 2005.

[4]	The one year and average three year net paid amounts for asbestos claims, including Ongoing Operations, are $189 and $537, respectively, resulting in a one year net survival ratio of 11.8 and a three year net survival ratio of 4.2 (11.6 excluding the MacArthur payments). Net survival ratio is the quotient of the net carried reserves divided by the average annual payment amount and is an indication of the number of years that the net carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PAID AND INCURRED LOSS AND LOSS ADJUSTMENT EXPENSE (“LAE”)
DEVELOPMENT — ASBESTOS AND ENVIRONMENTAL

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Three Months Ended March 31, 2006	Loss & LAE	Loss & LAE	Loss & LAE	Loss & LAE
Gross
Direct	$137	$3	$9	$—
Assumed — Domestic	36	—	8	—
London Market	9	—	3	—

Total	182	3	20	—
Ceded	(113)	(1)	(5)	—

Net	$69	$2	$15	$—

[1]	Excludes asbestos and environmental paid and incurred loss and LAE reported in Ongoing Operations. Total gross loss and LAE incurred in Ongoing Operations for the three months ended March 31, 2006 includes $1 related to asbestos and environmental claims. Total gross loss and LAE paid in Ongoing Operations for the three months ended March 31, 2006 includes $3 related to asbestos and environmental claims.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Three Months Ended March 31, 2006
	Business	Personal	Specialty	Ongoing	Other	Total
	Insurance	Lines	Commercial	Operations	Operations	P&C
Liabilities for unpaid claims and claim adjustment expenses at 1/1/06 — gross	$7,066	$2,152	$6,202	$15,420	$6,846	$22,266
Reinsurance and other recoverables	709	385	2,354	3,448	1,955	5,403

Liabilities for unpaid claims and claim adjustment expenses at 1/1/06 — net	6,357	1,767	3,848	11,972	4,891	16,863

Provision for unpaid claims and claim adjustment expenses Current year	767	589	272	1,628	—	1,628
Prior year	10	14	(30)	(6)	19	13

Total provision for unpaid claims and claim adjustment expenses	777	603	242	1,622	19	1,641

Payments	(613)	(563)	(190)	(1,366)	(163)	(1,529)

Liabilities for unpaid claims and claim adjustment expenses at 3/31/06 — net	6,521	1,807	3,900	12,228	4,747	16,975
Reinsurance and other recoverables	615	263	2,313	3,191	1,808	4,999

Liabilities for unpaid claims and claim adjustment expenses at 3/31/06 — gross	$7,136	$2,070	$6,213	$15,419	$6,555	$21,974

Earned premiums	$1,263	$919	$383	$2,565	$1	$2,566
Loss and loss expense paid ratio	48.5	61.3	50.1	53.3
Loss and loss expense incurred ratio	61.5	65.6	63.6	63.3
Prior accident year development (pts.)	0.8	1.5	(7.4)	(0.2)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
REINSURANCE RECOVERABLE ANALYSIS

	March 31,	December 31,
	2006	2005
Gross Reinsurance Recoverable [1]
Paid Loss and Loss Adjustment Expense	$678	$580
Unpaid Loss and Loss Adjustment Expense	5,007	5,393

Subtotal Gross Reinsurance Recoverable	5,685	5,973

Less: Allowance for Uncollectible Reinsurance	(424)	(413)

Net Property & Casualty Reinsurance Recoverable	$5,261	$5,560

Distribution of Net Reinsurance Recoverable as of December 31, 2005

	% of	% of Rated	% of Rated
	Amount	Total	Companies

Net Property & Casualty Reinsurance Recoverables	$5,560

Less: Mandatory (Assigned Risk) Pools	(495)

Net P&C Reinsurance Recoverable Excluding Mandatory Pools	$5,065

Rated A- (Excellent) or better by A.M. Best [2]	$3,491	68.9%	94.4%
Other Rated by A.M. Best [2]	207	4.1%	5.6%

Total Rated Companies	3,698	73.0%	100.0%

Voluntary Pools	291	5.7%
Captives	188	3.7%
Other Not Rated Companies	888	17.6%

Total	$5,065	100.0%

[1]	Net of commutations, settlements and known insolvencies.

[2]	Based on A.M. Best ratings as of 12/31/05

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
Earned premiums	$2,507	$2,578	$2,517	$2,554	$2,566	2%	—
Net investment income	337	328	349	351	357	6%	2%
Other revenues	112	115	115	121	123	10%	2%
Net realized capital gains (losses)	48	—	2	(6)	5	(90%)	NM

Total revenues	3,004	3,021	2,983	3,020	3,051	2%	1%

Benefits, claims and claim adjustment expenses [1]	1,614	1,688	1,843	1,818	1,641	2%	(10%)
Amortization of deferred policy acquisition costs	492	498	500	507	518	5%	2%
Insurance operating costs and expenses	144	168	174	245	141	(2%)	(42%)
Other expenses	159	139	156	163	157	(1%)	(4%)

Total benefits and expenses	2,409	2,493	2,673	2,733	2,457	2%	(10%)

Income before income taxes	595	528	310	287	594	—	107%

Income tax expense	178	159	77	70	170	(4%)	143%

Net income	417	369	233	217	424	2%	95%

Less: Net realized capital gains (losses), after-tax	31	—	1	(3)	3	(90%)	NM

Core earnings	$386	$369	$232	$220	$421	9%	91%

Total Property & Casualty effective tax rate — net income	29.9%	30.0%	25.0%	24.4%	28.6%	(1.3)	4.2
Total Property & Casualty effective tax rate — core earnings	29.5%	30.0%	24.9%	24.7%	28.6%	(0.9)	3.9

[1]	The three months ended June 30, 2005 included assumed reinsurance reserve strengthening of $73 and a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED BALANCE SHEETS

	AS OF					Year Over
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Year	Sequential
	2005	2005	2005	2005	2006	Change	Change
Investments
Fixed maturities, available for sale, at fair value	$24,130	$24,550	$24,994	$25,330	$24,984	4%	(1%)
Equity securities, available for sale, at fair value	427	589	604	661	719	68%	9%
Mortgage loans	196	193	175	218	225	15%	3%
Other investments	574	618	594	644	712	24%	11%

Total investments	25,327	25,950	26,367	26,853	26,640	5%	(1%)

Cash	241	256	258	272	290	20%	7%
Premiums receivable and agents’ balances	2,910	2,916	2,801	3,308	3,321	14%	—
Reinsurance recoverables	5,186	4,943	5,306	5,560	5,261	1%	(5%)
Deferred policy acquisition costs	1,080	1,095	1,113	1,134	1,150	6%	1%
Deferred income tax	914	738	858	904	984	8%	9%
Goodwill	152	152	152	152	152	—	—
Property and equipment, net	464	466	475	485	485	5%	—
Other assets	1,728	1,755	1,713	1,614	1,624	(6%)	1%

Total assets	$38,002	$38,271	$39,043	$40,282	$39,907	5%	(1%)

Future policy benefits, unpaid claims and claim adjustment expenses	$21,301	$21,104	$21,791	$22,266	$21,974	3%	(1%)
Unearned premiums	4,886	4,987	5,049	5,502	5,607	15%	2%
Other liabilities	3,591	3,524	3,707	3,865	3,492	(3%)	(10%)

Total liabilities	29,778	29,615	30,547	31,633	31,073	4%	(2%)

Equity, x-AOCI, net of tax	7,876	8,080	8,183	8,398	8,816	12%	5%
AOCI, net of tax	348	576	313	251	18	(95%)	(93%)

Total stockholders’ equity	8,224	8,656	8,496	8,649	8,834	7%	2%

Total liabilities and stockholders’ equity	$38,002	$38,271	$39,043	$40,282	$39,907	5%	(1%)

Hartford Fire NAIC RBC				509%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Dec. 31, 2005	Dec. 31, 2004
Statutory Capital and Surplus	$6,980	$6,335
GAAP Adjustments
Deferred policy acquisition costs	1,134	1,071
Deferred taxes	(355)	(468)
Benefit reserves	(165)	(216)
Unrealized gains on investments	324	776
Goodwill	104	85
Non-admitted assets	745	824
Other, net	(118)	(211)

GAAP Stockholders’ Equity	$8,649	$8,196

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
Net Investment Income
Fixed maturities [1]
Taxable	$826	$850	$865	$885	$897	9%	1%
Tax-exempt	128	131	130	137	135	5%	(1%)

Total fixed maturities	954	981	995	1,022	1,032	8%	1%
Equities
Available-for-sale	12	11	16	19	23	92%	21%
Held for trading	221	303	1,500	1,823	454	105%	(75%)

Total equities	233	314	1,516	1,842	477	105%	(74%)
Mortgage loans	17	19	22	26	31	82%	19%
Policy loans	36	36	36	36	33	(8%)	(8%)
Limited partnerships	18	19	47	21	6	(67%)	(71%)
Other	48	17	22	17	24	(50%)	41%

Subtotal	1,306	1,386	2,638	2,964	1,603	23%	(46%)
Less: Investment expense	13	16	14	20	22	69%	10%

Total net investment income	$1,293	$1,370	$2,624	$2,944	$1,581	22%	(46%)
Less: Securities held for trading	221	303	1,500	1,823	454	105%	(75%)

Total net investment income excluding trading securities	$1,072	$1,067	$1,124	$1,121	$1,127	5%	1%

Investment yield, before-tax [2]	5.6%	5.6%	5.8%	5.6%	5.6%	—	—
Investment yield, after-tax [2]	3.9%	3.8%	4.0%	3.9%	3.9%	—	—

Net Realized Capital Gains (Losses)
Gross gains on sale	$160	$163	$123	$63	$91	(43%)	44%
Gross losses on sale	(67)	(118)	(98)	(81)	(106)	(58%)	(31%)
Impairments	(1)	(10)	(20)	(16)	(23)	NM	(44%)
Japanese fixed annuity contract hedges, net [3]	36	(40)	(32)	—	(44)	NM	—
Periodic net coupon settlements on credit derivatives/Japan [4]	(4)	(9)	(8)	(11)	(14)	NM	(27%)
GMWB derivatives, net	7	1	(1)	(53)	(13)	NM	75%
Other net gain (loss) [5]	8	3	12	10	(12)	NM	NM

Total net realized capital gains (losses)	$139	$(10)	$(24)	$(88)	$(121)	NM	(38%)

[1]	Includes income on short-term bonds.

[2]	The investment yield calculation excludes equity securities held for trading, collateral received associated with the securities lending program and reverse repurchase agreements as well as consolidated variable interest entity minority interests.

[3]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[4]	Included in core earnings.

[5]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
LIFE

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
Net Investment Income
Fixed maturities [1]
Taxable	$612	$635	$641	$657	$663	8%	1%
Tax-exempt	27	28	29	30	29	7%	(3%)

Total fixed maturities	639	663	670	687	692	8%	1%
Equities
Available-for-sale	9	8	10	13	15	67%	15%
Held for trading	221	303	1,500	1,823	454	105%	(75%)

Total equities	230	311	1,510	1,836	469	104%	(74%)
Mortgage loans	14	16	20	23	28	100%	22%
Policy loans	36	36	36	36	33	(8%)	(8%)
Limited partnerships	7	5	36	11	9	29%	(18%)
Other	33	16	10	10	5	(85%)	(50%)

Subtotal	959	1,047	2,282	2,603	1,236	29%	(53%)
Less: Investment expense	9	11	11	15	16	78%	7%

Total net investment income	$950	$1,036	$2,271	$2,588	$1,220	28%	(53%)
Less: Securities held for trading	221	303	1,500	1,823	454	105%	(75%)

Total net investment income excluding trading securities	$729	$733	$771	$765	$766	5%	—

Investment yield, before-tax [2]	5.6%	5.6%	5.8%	5.7%	5.7%	0.1	—
Investment yield, after-tax [2]	3.7%	3.7%	3.9%	3.8%	3.8%	0.1	—
Net Realized Capital Gains (Losses)
Gross gains on sale	$98	$123	$89	$36	$41	(58%)	14%
Gross losses on sale	(48)	(84)	(72)	(50)	(59)	(23%)	(18%)
Impairments	(1)	(5)	(16)	(15)	(9)	NM	40%
Japanese fixed annuity contract hedges, net [3]	36	(40)	(32)	—	(44)	NM	—
Periodic net coupon settlements on credit derivatives/Japan [4]	(4)	(9)	(8)	(11)	(14)	NM	(27%)
GMWB derivatives, net	7	1	(1)	(53)	(13)	NM	75%
Other net gain (loss) [5]	4	5	14	11	(28)	NM	NM

Total net realized capital gains (losses)	$92	$(9)	$(26)	$(82)	$(126)	NM	(54%)

[1]	Includes income on short-term bonds.

[2]	The investment yield calculation excludes equity securities held for trading, collateral received associated with the securities lending program and reverse repurchase agreements as well as consolidated variable interest entity minority interests.

[3]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[4]	Included in core earnings.

[5]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
PROPERTY & CASUALTY

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
Net Investment Income
Fixed maturities [1]
Taxable	$212	$213	$220	$223	$230	8%	3%
Tax-exempt	101	103	101	107	106	5%	(1%)

Total fixed maturities	313	316	321	330	336	7%	2%
Equities — available-for-sale	3	3	6	6	8	167%	33%
Mortgage loans	3	3	2	3	3	—	—
Limited partnerships	11	14	11	10	(3)	NM	NM
Other	11	(3)	12	7	19	73%	171%

Subtotal	341	333	352	356	363	6%	2%
Less: Investment expense	4	5	3	5	6	50%	20%

Total net investment income	$337	$328	$349	$351	$357	6%	2%

Investment yield, before-tax [2]	5.6%	5.4%	5.6%	5.5%	5.5%	(0.1)	—
Investment yield, after-tax [2]	4.2%	4.0%	4.2%	4.1%	4.1%	(0.1)	—
Net Realized Capital Gains (Losses)
Gross gains on sale	$62	$40	$34	$27	$50	(19%)	85%
Gross losses on sale	(19)	(34)	(26)	(31)	(47)	(147%)	(52%)
Impairments	—	(5)	(4)	(1)	(14)	—	NM
Other net gain (loss) [4]	5	(1)	(2)	(1)	16	NM	NM

Total net realized capital gains (losses)	$48	$—	$2	$(6)	$5	(90%)	NM

[1]	Includes income on short-term bonds.

[2]	The investment yield calculation excludes the collateral received associated with the securities lending program and reverse repurchase agreements.

[3]	Included in core earnings.

[4]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CORPORATE

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2005	2005	2005	2005	2006	Change	Change
Net Investment Income
Fixed maturities [1]
Taxable	$2	$2	$4	$5	$4	100%	(20%)

Total fixed maturities	2	2	4	5	4	100%	(20%)
Other [2]	4	4	—	—	—	(100%)	—

Total net investment income	$6	$6	$4	$5	$4	(33%)	(20%)

Net Realized Capital Gains (Losses)
Other net gain (loss) [3]	$(1)	$(1)	$—	$—	$—	100%	—

[1]	Includes income on short-term bonds.

[2]	In connection with the HLI Repurchase, the carrying value of the purchased fixed maturity investments was adjusted to fair market value as of the date of the repurchase.

The amortization of the adjustment to the fixed maturity investments’ carrying values is reported in Corporate’s net investment income. The amortization period concluded on June 30, 2005.

[3]	Primarily consists of changes in fair value on non-qualifying derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	March 31,		June 30,		September 30,		December 31,		March 31,
	2005		2005		2005		2005		2006
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value [1]	$75,215	77.9%	$76,554	76.1%	$76,461	73.8%	$76,440	71.5%	$75,719	69.6%
Equity securities, at fair value
Available-for-sale	1,089	1.1%	1,382	1.4%	1,401	1.4%	1,461	1.4%	1,539	1.4%
Held for trading	15,855	16.5%	17,955	17.8%	21,247	20.5%	24,034	22.5%	26,057	23.9%

Total equity securities, at fair value	16,944	17.6%	19,337	19.2%	22,648	21.9%	25,495	23.9%	27,596	25.3%
Policy loans, at outstanding balance	2,119	2.2%	2,140	2.1%	2,009	1.9%	2,016	1.9%	2,007	1.9%
Mortgage loans, at cost	1,175	1.2%	1,341	1.4%	1,353	1.3%	1,731	1.6%	2,145	2.0%
Limited partnerships, at fair value	459	0.5%	524	0.5%	564	0.5%	668	0.6%	774	0.7%
Other investments [2]	596	0.6%	728	0.7%	582	0.6%	585	0.5%	578	0.5%

Total investments	$96,508	100.0%	$100,624	100.0%	$103,617	100.0%	$106,935	100.0%	$108,819	100.0%
Less: Securities held for trading	15,855	16.5%	17,955	17.8%	21,247	20.5%	24,034	22.5%	26,057	23.9%

Total investments excluding trading securities	$80,653	83.5%	$82,669	82.2%	$82,370	79.5%	$82,901	77.5%	$82,762	76.1%

HIMCO managed third party accounts	$3,928		$4,832		$4,640		$4,710		$4,849

Asset-backed securities (“ABS”)	$7,438	9.9%	$7,906	10.3%	$8,029	10.5%	$7,878	10.3%	$7,867	10.4%
Commercial mortgage-backed securities (“CMBS”)	11,640	15.5%	12,299	16.1%	12,641	16.5%	13,002	17.0%	13,224	17.5%
Collateralized mortgage obligation (“CMO”)	1,155	1.5%	1,118	1.5%	1,079	1.4%	990	1.3%	1,003	1.3%
Corporate	34,743	46.2%	35,426	46.3%	34,388	45.0%	34,018	44.5%	34,012	44.9%
Government/Government agencies — Foreign	1,596	2.1%	1,483	1.9%	1,468	1.9%	1,467	1.9%	1,429	1.9%
Government/Government agencies — U.S.	1,142	1.5%	848	1.1%	1,071	1.4%	898	1.2%	1,014	1.3%
Mortgage-backed securities (“MBS”) — agency	3,292	4.4%	3,525	4.6%	3,480	4.5%	3,861	5.0%	2,963	3.9%
Municipal — taxable	1,022	1.4%	1,188	1.5%	1,199	1.6%	1,199	1.6%	1,139	1.5%
Municipal — tax-exempt	10,237	13.6%	10,436	13.6%	11,081	14.5%	11,019	14.4%	10,841	14.3%
Redeemable preferred stock	37	—	42	0.1%	41	0.1%	45	0.1%	41	0.1%
Short-term	2,913	3.9%	2,283	3.0%	1,984	2.6%	2,063	2.7%	2,186	2.9%

Total fixed maturities [1]	$75,215	100.0%	$76,554	100.0%	$76,461	100.0%	$76,440	100.0%	$75,719	100.0%

AAA	$18,246	24.3%	$18,965	24.8%	$20,346	26.6%	$19,837	26.0%	$20,197	26.7%
AA	9,281	12.3%	10,207	13.3%	9,728	12.7%	10,143	13.3%	10,299	13.6%
A	17,937	23.8%	18,693	24.4%	19,216	25.1%	18,914	24.7%	18,544	24.5%
BBB	18,492	24.6%	18,175	23.7%	17,102	22.4%	16,892	22.1%	16,575	21.9%
U.S. Government/Government agencies	5,465	7.3%	5,413	7.1%	5,199	6.8%	5,686	7.4%	4,926	6.5%
BB & below	2,881	3.8%	2,818	3.7%	2,886	3.8%	2,905	3.8%	2,992	3.9%
Short-term	2,913	3.9%	2,283	3.0%	1,984	2.6%	2,063	2.7%	2,186	2.9%

Total fixed maturities [1]	$75,215	100.0%	$76,554	100.0%	$76,461	100.0%	$76,440	100.0%	$75,719	100.0%

[1]	Includes $208, $281, $352, $298 and $164 in Corporate at March 31, 2005, June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006, respectively, of which $201, $130, $114, $89 and $97, respectively, were investments held by The Hartford Financial Services Group, Inc.

[2]	Includes $1, $7, $2, $0 and $0 in Corporate at March 31, 2005, June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE

	March 31,		June 30,		September 30,		December 31,		March 31,
	2005		2005		2005		2005		2006
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$50,877	71.7%	$51,723	69.5%	$51,115	66.5%	$50,812	63.7%	$50,571	61.7%
Equity securities, at fair value
Available-for-sale	662	0.9%	793	1.1%	797	1.1%	800	1.0%	820	1.0%
Held for trading	15,855	22.3%	17,955	24.1%	21,247	27.6%	24,034	30.1%	26,057	31.8%

Total equity securities, at fair value	16,517	23.2%	18,748	25.2%	22,044	28.7%	24,834	31.1%	26,877	32.8%
Policy loans, at outstanding balance	2,119	3.0%	2,140	2.9%	2,009	2.6%	2,016	2.5%	2,007	2.4%
Mortgage loans, at cost	979	1.4%	1,148	1.6%	1,178	1.5%	1,513	1.9%	1,920	2.3%
Limited partnerships, at fair value	273	0.4%	309	0.4%	369	0.5%	431	0.6%	491	0.6%
Other investments	207	0.3%	318	0.4%	181	0.2%	178	0.2%	149	0.2%

Total investments	$70,972	100.0%	$74,386	100.0%	$76,896	100.0%	$79,784	100.0%	$82,015	100.0%
Less: Securities held for trading	15,855	22.3%	17,955	24.1%	21,247	27.6%	24,034	30.1%	26,057	31.8%

Total investments excluding trading securities	$55,117	77.7%	$56,431	75.9%	$55,649	72.4%	$55,750	69.9%	$55,958	68.2%

ABS	$6,426	12.6%	$6,772	13.1%	$6,983	13.7%	$6,792	13.4%	$6,784	13.4%
CMBS	8,588	16.9%	8,930	17.3%	9,187	18.0%	9,367	18.4%	9,552	18.9%
CMO	1,027	2.0%	996	1.9%	941	1.8%	862	1.7%	870	1.7%
Corporate	25,932	51.0%	26,038	50.3%	25,042	49.0%	24,812	48.8%	24,648	48.7%
Government/Government agencies — Foreign	775	1.5%	729	1.4%	753	1.5%	765	1.5%	746	1.5%
Government/Government agencies — U.S.	927	1.8%	700	1.4%	834	1.6%	649	1.3%	806	1.6%
MBS — agency	2,250	4.4%	2,481	4.8%	2,413	4.7%	2,757	5.4%	2,147	4.2%
Municipal — taxable	808	1.6%	965	1.9%	990	1.9%	991	2.0%	942	1.9%
Municipal — tax-exempt	2,260	4.5%	2,478	4.8%	2,486	4.9%	2,466	4.9%	2,407	4.8%
Redeemable preferred stock	12	—	14	—	13	—	17	—	16	—
Short-term	1,872	3.7%	1,620	3.1%	1,473	2.9%	1,334	2.6%	1,653	3.3%

Total fixed maturities	$50,877	100.0%	$51,723	100.0%	$51,115	100.0%	$50,812	100.0%	$50,571	100.0%

AAA	$10,008	19.6%	$10,596	20.5%	$11,311	22.1%	$10,746	21.1%	$11,010	21.8%
AA	5,986	11.8%	6,565	12.7%	6,156	12.1%	6,490	12.8%	6,714	13.3%
A	13,242	26.0%	13,543	26.2%	13,924	27.2%	13,865	27.3%	13,568	26.8%
BBB	13,945	27.4%	13,616	26.3%	12,710	24.9%	12,490	24.6%	12,180	24.1%
U.S. Government/Government agencies	4,111	8.1%	4,130	8.0%	3,887	7.6%	4,232	8.3%	3,797	7.5%
BB & below	1,713	3.4%	1,653	3.2%	1,654	3.2%	1,655	3.3%	1,649	3.2%
Short-term	1,872	3.7%	1,620	3.1%	1,473	2.9%	1,334	2.6%	1,653	3.3%

Total fixed maturities	$50,877	100.0%	$51,723	100.0%	$51,115	100.0%	$50,812	100.0%	$50,571	100.0%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY

	March 31,		June 30,		September 30,		December 31,		March 31,
	2005		2005		2005		2005		2006
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$24,130	95.3%	$24,550	94.6%	$24,994	94.8%	$25,330	94.3%	$24,984	93.8%
Equity securities, available-for-sale, at fair value	427	1.7%	589	2.3%	604	2.3%	661	2.5%	719	2.7%
Mortgage loans, at cost	196	0.8%	193	0.7%	175	0.7%	218	0.8%	225	0.8%
Limited partnerships, at fair value	186	0.7%	215	0.8%	195	0.7%	237	0.9%	283	1.1%
Other investments	388	1.5%	403	1.6%	399	1.5%	407	1.5%	429	1.6%

Total investments	$25,327	100.0%	$25,950	100.0%	$26,367	100.0%	$26,853	100.0%	$26,640	100.0%

ABS	$1,012	4.2%	$1,134	4.6%	$1,046	4.2%	$1,086	4.3%	$1,083	4.4%
CMBS	3,052	12.6%	3,369	13.7%	3,454	13.8%	3,635	14.3%	3,672	14.7%
CMO	128	0.5%	122	0.5%	138	0.6%	128	0.5%	133	0.5%
Corporate	8,811	36.5%	9,189	37.4%	9,085	36.3%	9,026	35.6%	9,250	37.0%
Government/Government agencies — Foreign	821	3.4%	754	3.1%	715	2.9%	702	2.8%	683	2.7%
Government/Government agencies — U.S.	215	0.9%	148	0.6%	237	0.9%	249	1.0%	208	0.8%
MBS — agency	1,042	4.3%	1,044	4.3%	1,067	4.3%	1,104	4.4%	816	3.3%
Municipal — taxable	214	0.9%	223	0.9%	209	0.8%	208	0.8%	197	0.8%
Municipal — tax-exempt	7,977	33.1%	7,958	32.4%	8,595	34.4%	8,553	33.8%	8,434	33.8%
Redeemable preferred stock	25	0.1%	28	0.1%	28	0.1%	28	0.1%	25	0.1%
Short-term	833	3.5%	581	2.4%	420	1.7%	611	2.4%	483	1.9%

Total fixed maturities	$24,130	100.0%	$24,550	100.0%	$24,994	100.0%	$25,330	100.0%	$24,984	100.0%

AAA	$8,238	34.1%	$8,354	34.0%	$9,018	36.1%	$9,080	35.9%	$9,181	36.8%
AA	3,295	13.7%	3,549	14.5%	3,452	13.8%	3,563	14.1%	3,528	14.1%
A	4,695	19.5%	5,060	20.6%	5,179	20.7%	4,974	19.6%	4,926	19.7%
BBB	4,547	18.8%	4,558	18.6%	4,381	17.5%	4,398	17.4%	4,394	17.6%
U.S. Government/Government agencies	1,354	5.6%	1,283	5.2%	1,312	5.3%	1,454	5.7%	1,129	4.5%
BB & below	1,168	4.8%	1,165	4.7%	1,232	4.9%	1,250	4.9%	1,343	5.4%
Short-term	833	3.5%	581	2.4%	420	1.7%	611	2.4%	483	1.9%

Total fixed maturities	$24,130	100.0%	$24,550	100.0%	$24,994	100.0%	$25,330	100.0%	$24,984	100.0%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
CONSOLIDATED [1] [2]

	March 31, 2006			December 31, 2005
	Amortized	Fair Value	Unrealized	Amortized	Fair Value	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS [3] Securities
Three months or less	$15,767	$15,495	$(272)	$17,986	$17,704	$(282)
Greater than three months to six months	13,604	13,072	(532)	5,143	5,013	(130)
Greater than six months to nine months	4,242	4,068	(174)	1,061	1,036	(25)
Greater than nine months to twelve months	726	707	(19)	3,001	2,907	(94)
Greater than twelve months	7,049	6,698	(351)	5,053	4,826	(227)

Total	$41,388	$40,040	$(1,348)	$32,244	$31,486	$(758)

BIG [4] and Equity AFS [3] Securities

Three months or less	$882	$863	$(19)	$686	$657	$(29)
Greater than three months to six months	377	357	(20)	252	242	(10)
Greater than six months to nine months	206	199	(7)	170	165	(5)
Greater than nine months to twelve months	99	94	(5)	89	85	(4)
Greater than twelve months	403	348	(55)	353	309	(44)

Total	$1,967	$1,861	$(106)	$1,550	$1,458	$(92)

[1]	As of March 31, 2006, fixed maturities represented $1,335, or 99%, of the Company’s total unrealized loss of available-for-sale securities. There were no fixed maturities as of March 31, 2006 with a fair value less than 80% of the security’s amortized cost basis for six continuous months other than certain asset-backed and commercial mortgage-backed securities. Other than temporary impairments for certain asset-backed and commercial mortgage-backed securities are recognized if the fair value of the security is less than its carrying amount and there has been a decrease in the present value of the expected cash flows since the last reporting period. There were no asset-backed or commercial mortgage-backed securities included in the tables above, as of March 31, 2006 and December 31, 2005, for which management’s best estimate of future cash flows adversely changed during the reporting period for which an impairment has not been recorded. For a detailed discussion of the other than temporary impairment criteria, see “Evaluation of Other-Than-Temporary Impairments on Available-for-Sale Securities” included in the Critical Accounting Estimates section of the Management’s Discussion & Analysis and “Other-Than-Temporary Impairments on Available-for-Sale Securities” in Note 1 of Notes to Consolidated Financial Statements, both of which are included in The Hartford’s 2005 Form 10-K Annual Report.

[2]	Includes investments held in Corporate.

[3]	Represents available-for-sale (“AFS”) securities.

[4]	Represents below investment grade (“BIG”) securities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
LIFE

	March 31, 2006			December 31, 2005
	Amortized	Fair Value	Unrealized	Amortized	Fair Value	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$9,978	$9,802	$(176)	$11,416	$11,234	$(182)
Greater than three months to six months	8,596	8,247	(349)	3,551	3,465	(86)
Greater than six months to nine months	2,896	2,784	(112)	861	843	(18)
Greater than nine months to twelve months	602	588	(14)	2,123	2,057	(66)
Greater than twelve months	4,690	4,462	(228)	3,236	3,086	(150)

Total	$26,762	$25,883	$(879)	$21,187	$20,685	$(502)

BIG and Equity AFS Securities

Three months or less	$398	$387	$(11)	$381	$363	$(18)
Greater than three months to six months	260	245	(15)	127	123	(4)
Greater than six months to nine months	76	72	(4)	121	117	(4)
Greater than nine months to twelve months	74	70	(4)	71	68	(3)
Greater than twelve months	321	270	(51)	270	230	(40)

Total	$1,129	$1,044	$(85)	$970	$901	$(69)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
PROPERTY & CASUALTY

	March 31, 2006			December 31, 2005
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$5,769	$5,673	$(96)	$6,554	$6,454	$(100)
Greater than three months to six months	5,005	4,822	(183)	1,580	1,536	(44)
Greater than six months to nine months	1,339	1,277	(62)	190	183	(7)
Greater than nine months to twelve months	121	116	(5)	861	833	(28)
Greater than twelve months	2,354	2,231	(123)	1,812	1,735	(77)

Total	$14,588	$14,119	$(469)	$10,997	$10,741	$(256)

BIG and Equity AFS Securities

Three months or less	$484	$476	$(8)	$305	$294	$(11)

Greater than three months to six months	117	112	(5)	125	119	(6)
Greater than six months to nine months	130	127	(3)	49	48	(1)
Greater than nine months to twelve months	25	24	(1)	18	17	(1)
Greater than twelve months	82	78	(4)	83	79	(4)

Total	$838	$817	$(21)	$580	$557	$(23)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF MARCH 31, 2006

	LIFE
		Percent of
		Total
	Fair	Invested
	Value	Assets
TOP TEN CORPORATE
FIXED MATURITY
EXPOSURES BY SECTOR
Financial services	$7,108	8.7%
Technology and communications	3,082	3.8%
Utilities	2,882	3.5%
Consumer non cyclical	2,341	2.9%
Basic industry	2,211	2.7%
Consumer cyclical	2,163	2.6%
Capital goods	1,703	2.1%
Energy	1,181	1.4%
Other	1,320	1.6%
Transportation	657	0.8%

Total	$24,648	30.1%

TOP TEN EXPOSURES
BY ISSUER [2]
JPMorgan Chase & Co.	$295	0.4%
AT&T Inc.	254	0.3%
BNP Paribas	253	0.3%
HSBC Holdings PLC	244	0.3%
Bank of America Corp.	241	0.3%
Royal Bank of Scotland Group PLC	230	0.3%
ABN AMRO Holding N.V.	213	0.3%
ConocoPhillips	201	0.2%
Credit Suisse Group	195	0.2%
Barclays Bank PLC	186	0.2%

Total	$2,312	2.8%

	P&C
		Percent of
		Total
	Fair	Invested
	Value	Assets
Financial services	$2,534	9.5%
Technology and communications	1,321	5.0%
Utilities	1,270	4.8%
Consumer non cyclical	917	3.4%
Basic industry	797	3.0%
Consumer cyclical	717	2.7%
Capital goods	600	2.3%
Energy	521	1.9%
Other	359	1.3%
Transportation	214	0.8%

Total	$9,250	34.7%

State of California	$268	1.0%
New York City, NY	224	0.8%
State of Georgia	209	0.8%
State of Illinios	205	0.8%
State of Massachusetts	197	0.7%
The Goldman Sachs Group, Inc.	165	0.6%
SLM Corporation	129	0.5%
Merrill Lynch & Co., Inc.	127	0.5%
Puerto Rico Public Buildings Authority	117	0.4%
Deutsche Bank AG	95	0.4%

Total	$1,736	6.5%

	CONSOLIDATED [1]
		Percent of
		Total
	Fair	Invested
	Value	Assets
Financial services	$9,730	8.9%
Technology and communications	4,407	4.1%
Utilities	4,152	3.8%
Consumer non cyclical	3,260	3.0%
Basic industry	3,015	2.8%
Consumer cyclical	2,887	2.7%
Capital goods	2,309	2.1%
Energy	1,702	1.6%
Other	1,679	1.5%
Transportation	871	0.8%

Total	$34,012	31.3%

State of California	$428	0.4%
JPMorgan Chase & Co.	369	0.3%
AT&T Inc.	347	0.3%
The Goldman Sachs Group, Inc.	337	0.3%
State of Massachusetts	321	0.3%
HSBC Holdings PLC	321	0.3%
State of Illinios	317	0.3%
BNP Paribas	310	0.3%
Merrill Lynch & Co., Inc.	290	0.3%
Bank of America Corp.	285	0.3%

Total	$3,325	3.1%

[1]	Includes investments held in Corporate.

[2]	Excludes U.S. government and government agency backed securities as well as securities classified as trading securities.